                                                      Registration No. 333-79471

     As filed with the Securities and Exchange Commission on April 24, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6
                         POST-EFFECTIVE AMENDMENT NO. 3
                        TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
       OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                             (Exact Name of Trust)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           (Exact Name of Depositor)
                                390 Park Avenue
                         New York, New York  10022-4684
         (Complete Address of Depositor's Principal Executive Offices)

                             Pauletta P. Cohn, Esq.
                             Deputy General Counsel
                        American General Life Companies
                               2929 Allen Parkway
                           Houston, Texas  77019-2155
                (Name and Complete Address of Agent for Service)

                Title and Amount of Securities Being Registered:
                  An Indefinite Amount of Units of Interest in
        The United States Life Insurance Company in the City of New York
                           Separate Account USL VL-R
                     Under Variable Life Insurance Policies

Amount of Filing Fee:  None required.

It is proposed that this filing will become effective on May 1, 2001 pursuant to paragraph (b) of Rule 485.

Registrant elects to be governed by Rule 63-e(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the Variable Life Insurance Policies described in the Prospectus.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                  RECONCILIATION AND TIE BETWEEN ITEMS IN FORM
                           N-8B-2 AND THE PROSPECTUS
                    (PURSUANT TO INSTRUCTION 4 OF FORM S-6)

                             CROSS REFERENCE SHEET

ITEM NO. OF FORM N-8B-2*         PROSPECTUS CAPTION
------------------------        ---------------------
1                               Additional Information:
                                 Separate Account USL VL-R.
2                               Additional Information: USL.
3                               Inapplicable.
4                               Additional Information:
                                 Distribution of Policies.
5, 6                            Additional Information:
                                 Separate Account USL VL-R.
7                               Inapplicable.**
8                               Inapplicable.**
9                               Additional Information: Legal Matters.
10(a)                           Additional Information: Your
                                 Beneficiary.  Assigning Your Policy.
10(b)                           Basic Questions You May Have: How will the value
                                 of my investment in a Policy change over time?
10(c)(d)                        Basic Questions You May Have: How can I change
                                 my Policy's insurance coverage? How can I
                                 access my investment in a Policy? Can I choose
                                 the form in which USL pays out any proceeds
                                 from my Policy? Additional Information: Tax
                                 Effects. Assigning Your Policy. Payment of
                                 Policy Proceeds.
10(e)                           Basic Questions You May Have: Must I
                                 invest any minimum amount in a policy?
                                 Additional Information: Tax Effects.
10(f)                           Additional Information: Voting Privileges.
10(g)(1), 10(g)(4),
 10(h)(3), 10(h)(2)             Basic Questions You May Have: To what extent
                                 will USL vary the terms and conditions of the
                                 Policies in particular cases? Additional
                                 Information: Voting Privileges; Additional
                                 Rights That We Have.
10(g)(3), 10(g)(4),
 10(h)(3), 10(h)(4)             Inapplicable.**
10(i)                           Basic Questions You May Have:  How can I
                                 change my Policy's insurance coverage?  What
                                 additional rider benefits might I select?
                                 Additional Information: Separate Account USL
                                 VL-R. Tax Effects.
11                              Basic Questions You May Have: How will
                                 the value of my investment in a Policy change
                                 over time? Additional Information: Separate
                                 Account USL VL-R.
12(a)                           Additional Information: Separate Account USL
                                 VL-R. Front Cover
12(b)                           Inapplicable.**
12(c), 12(d)                    Inapplicable.**
12(e)                           Inapplicable,because the Separate Account has
                                 not commenced operations.
13(a)                           Basic Questions You May Have: What charges will
                                 USL deduct from my investment in a Policy? What
                                 charges and expenses will the Mutual Funds
                                 deduct from amounts I invest through my Policy?
                                 How can I change my Policy's insurance
                                 coverage? How can I access my investment?
                                 Additional Information: More About Policy
                                 Charges. More about our Declared Fixed Interest
                                 Account Option.
13(b)                           Inapplicable.
13(c)                           Inapplicable.**

13(d)                           Basic Questions You May Have: To what extent
                                 will USL vary the terms and conditions of the Policy in particular cases?
13(e)                           None.
13(f), 13(g)                    Inapplicable.**
14                              Basic Questions You May Have: How can I invest
                                 money in a Policy? How will the value of my
                                 investment in a Policy change over time?
                                 Additional Information: Service Agreements.
15                              Basic Questions You May Have: How can I invest
                                 money in a Policy? How do I communicate with
                                 USL? Additional Information: Effective Date of Policy and Related Transactions.
16                              Basic Questions You May Have: How will the value
                                 of my investment in a Policy change over time? Additional Information: Separate Account
                                 USL VL-R.

ITEM NO.                        ADDITIONAL INFORMATION
--------                        ----------------------
17(a), 17(b)                    Captions referenced under Items 10(c),
                                 10(d), and 10(e).
17(c)                           Inapplicable.**
18(a)                           Captions referred to under Item 16.
18(b), 18(d)                    Inapplicable.**
18(c)                           Additional Information: Separate Account USL
                                 VL-R.
19                              Additional Information: Separate Account USL
                                 VL-R. Performance Information: Our Reports to Policy Owners.
20(a), 20(b), 20(c), 20(d),
 20(e), 20(f)                   Inapplicable.**
21(a), 21(b)                    Basic Questions You May Have: How can I access
                                 my investment in a Policy? Additional
                                 Information: Payment of Policy Proceeds.
21(c)                           Inapplicable.**
22                              Additional Information: USL. Tax Effects.
                                 Payment of Policy Proceeds. Service Agreements.
23                              Inapplicable.**
24                              Additional Information: Additional Rights
                                 That We Have.
25                              Additional Information: USL.
26                              Inapplicable, because the Separate Account has
                                 not commenced operations.
27                              Inapplicable, because the Separate Account has
                                 not commenced operations.
28                              Additional Information: USL's Management.
29                              Additional Information: USL.
30, 31, 32, 33, 34              Inapplicable, because the Separate
                                Account has not commenced operations.
35                              Inapplicable, because the Separate Account has
                                 not commenced operations.
36                              Inapplicable.**
37                              None.
38, 39                          Additional Information: Distribution of the
                                 Policies.
40                              Inapplicable, because the Separate Account has
                                 not commenced operations.
41(a)                           Additional Information:
                                 Distribution of the Policies.
41(b), 41(c)                    Inapplicable**
42,43                           Inapplicable, because the Separate Account has
                                 not commenced operations or issued any
                                 securities.
44(a)(1)                        Basic Questions You May Have: How will the value
                                 of my investment in a Policy change over time?
44(a)(2)                        Inapplicable.

44(a)(3), 44(a)(4),
 44(a)(5), 44(a)(6)             Basic Questions You May Have: What charges will
                                 USL deduct from my investment in a Policy?
                                 Additional Information: Tax Effects.
44(b)                           Inapplicable.**
44(c)                           Caption referenced in 13(a), 13(c) and
                                 13(d) above.
45                              Inapplicable, because the Separate Account has
                                 not commenced operations.
46(a)                           Captions referenced in 44(a) above.
46(b)                           Inapplicable.**
47, 48, 49                      Inapplicable.**
50                              Inapplicable.**
51                              Inapplicable.**
52(a), 52(c)                    Basic Questions You May Have: To what extent can
                                 USL vary the terms and conditions of the Policy in particular cases? Additional Information:
                                Additional Rights That We Have.
52(b)                           Inapplicable, because the Separate Account has
                                 not commenced operations or issued any
                                 securities.
52(d)                           None.
53(a)                           Additional Information: Separate Account USL
                                 VL-R. Tax Effects.
53(b), 54                       Inapplicable.**
55                              Illustrations of Hypothetical Policy Benefits.
56-58                           Inapplicable.**
59                              Financial Statements.

* Registrant includes this Reconciliation and Tie in its Registration Statement in compliance with Instruction 4 as to the Prospectus as set out in Form S-6. Separate Account USL VL-R (Account) has previously filed a notice of registration as an investment company on Form N-8A under the Investment Company Act of 1940 (Act), and a Form N-8B-2 Registration Statement. Pursuant to Sections 8 and 30(b)(1) of the Act, Rule 30a-1 under the Act, and Forms N-8B-2 and N-SAR under that Act, the Account will keep its Form N-8B-2 Registration Statement current through the filing of periodic reports required by the Securities and Exchange Commission (Commission).

** Not required pursuant to either Instruction 1(a) as to the Prospectus as set out in Form S-6 or the administrative practice of the Commission and its staff of adapting the disclosure requirements of the Commission's registration statement forms in recognition of the differences between variable life insurance policies and other periodic payment plan certificates issued by investment companies and between separate accounts organized as management companies and unit investment trusts.

                                                       PLATINUM INVESTOR(SM)

                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (THE "POLICIES") ISSUED BY
                             THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")

ADMINISTRATIVE CENTER:                 HOME OFFICE:                    PREMIUM PAYMENTS:
(Express Delivery)                     390 Park Ave., 5/th/ Floor      (EXPRESS DELIVERY)
VUL Administration                     New York, New York 10022-4684   The United States Life Insurance
2727-A Allen Parkway                   1-212-709-6000                  Company in the City of New York
Houston, Texas 77019-2191                                              c/o Southwest Bank of Texas
1-800-251-3720; 1-713-831-3913                                         4400 Post Oak Parkway
(Hearing Impaired) 1-888-436-5258                                      Houston, Texas 77027
Fax: 1-877-445-3098                                                    Attention: Lockbox Processing
(EXCEPT PREMIUM PAYMENTS)

(U.S. MAIL)                                                            (U.S. MAIL)
VUL Administration                                                     The United States Life Insurance
P.O. Box 4880                                                          Company in the City of New York
Houston, Texas 77210-4880                                              P.O. Box 4728, Dept. L
                                                                       Houston, Texas 77210-4728
This booklet is called the "prospectus."

    Investment options. The USL declared fixed interest account is the fixed investment option for this Policy. You can also use
USL's Separate Account USL VL-R ("Separate Account") to invest in the following variable investment options. You may change your selections from time to time:

                          FUND                             INVESTMENT ADVISER                       INVESTMENT OPTION
       ------------------------------------------   --------------------------------   --------------------------------------------

 .      AIM Variable Insurance Funds..............   A I M Advisors, Inc.............   AIM V.I. International Equity Fund
                                                                                       AIM V.I. Value Fund
 .      American Century Variable Portfolios, Inc.   American Century Investment.....   VP Value Fund
                                                    Management, Inc.
 .      Ayco Series Trust.........................   The Ayco Company, L.P...........   Ayco Large Cap Growth Fund I
 .      Dreyfus Investment Portfolios.............   The Dreyfus Corporation.........   MidCap Stock Portfolio - Initial shares
 .      Dreyfus Variable Investment Fund..........   The Dreyfus Corporation.........   Quality Bond Portfolio - Initial shares
                                                                                       Small Cap Portfolio - Initial shares
 .      Fidelity Variable Insurance Products Fund.   Fidelity Management &...........   VIP Asset Manager  Portfolio
                                                    Research Company                   VIP Contrafund(R) Portfolio
                                                                                       VIP Equity-Income Portfolio
                                                                                       VIP Growth Portfolio
 .      Janus Aspen Series - Service Shares.......   Janus Capital...................   Aggressive Growth Portfolio
                                                                                       International Growth Portfolio
                                                                                       Worldwide Growth Portfolio
 .      J. P. Morgan Series Trust II..............   J. P. Morgan Investment ........   J. P. Morgan Small Company
                                                    Management Inc.                    Portfolio
 .      MFS Variable Insurance Trust..............   Massachusetts Financial Services   MFS Capital Opportunities Series
                                                    Company.........................   MFS Emerging Growth Series
                                                                                       MFS New Discovery Series
                                                                                       MFS Research Series
 .      Neuberger Berman Advisers Management......   Neuberger Berman Management.....   Mid-Cap Growth Portfolio
       Trust                                        Inc.
 .      North American Funds Variable Product.....   American General Advisers.......   International Equities Fund
       Series I                                                                        MidCap Index Fund
                                                                                       Money Market Fund
                                                                                       Nasdaq-100 Index Fund
                                                                                       Science & Technology Fund
                                                                                       Small Cap Index Fund
                                                                                       Stock Index Fund
 .      PIMCO Variable Insurance Trust............   Pacific Investment Management...   PIMCO Real Return Bond Portfolio
       Administrative Class                         Company LLC                        PIMCO Short-Term Bond Portfolio
                                                                                       PIMCO Total Return Bond Portfolio
 .      Putnam Variable Trust.....................   Putnam Investment Management,...   Putnam VT Diversified Income Fund - Class IB
                                                    LLC                                Putnam VT Growth and Income Fund - Class IB
                                                                                       Putnam VT International Growth and
                                                                                       Income Fund - Class IB
 .      SAFECO Resource Series Trust..............   SAFECO Asset Management.........   RST Equity Portfolio
                                                    Company                            RST Growth Opportunities Portfolio
 .      The Universal Institutional Funds, Inc....   Morgan Stanley Asset Management.   Equity Growth Portfolio
                                                    Miller, Anderson & Sherrerd, LLP   High Yield Portfolio
 .      Vanguard Variable Insurance Fund..........   Wellington Management...........   High Yield Bond Portfolio
                                                    Company, LLP
                                                    The Vanguard Group..............   REIT Index Portfolio
 .      Van Kampen Life Investment Trust..........   Van Kampen Asset................   Strategic Stock Portfolio
           -Class I Shares                          Management Inc.
 .      Warburg Pincus Trust......................   Credit Suisse Asset Management,.   Small Company Growth Portfolio
                                                    LLC

     SEPARATE PROSPECTUSES CONTAIN MORE INFORMATION ABOUT THE MUTUAL FUNDS ("FUNDS" OR "MUTUAL FUNDS") IN WHICH WE INVEST THE AMOUNTS THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED INVESTMENT OPTIONS (OTHER THAN OUR DECLARED FIXED INTEREST ACCOUNT OPTION). THE FORMAL NAME OF EACH SUCH FUND IS SET FORTH IN THE CHART THAT APPEARS ON PAGE 1. YOUR INVESTMENT RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. YOU SHOULD BE SURE YOU ALSO READ THE PROSPECTUS OF THE MUTUAL FUND FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN. YOU CAN REQUEST FREE COPIES OF ANY OR ALL OF THE MUTUAL FUND PROSPECTUSES FROM YOUR USL REPRESENTATIVE OR FROM US AT OUR ADMINISTRATIVE CENTER LISTED ON THE FIRST PAGE.

     Charges and expenses. We deduct charges and expenses, including charges for any additional benefit riders you choose, from the amounts you invest in the Policy. These are described beginning on page 7.

     Right to return. If for any reason you are not satisfied with your Policy, you may return it to us and we will return you the greater of (i) all premiums paid or (ii) your accumulation value plus any taxes or charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown on the first page of this prospectus or return it to the USL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to your chosen investment options at the same time as your initial net premium.

     We have designed this prospectus to provide you with information that you should have before investing in the Policies (Policy Form No. 97600N). It also contains information that will be helpful to you in exercising the various options you will have once you own a Policy. Please read the prospectus carefully and keep it for future reference.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

     THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

                     THIS PROSPECTUS IS DATED MAY 1, 2001.

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you purchase a Platinum Investor/SM/ variable life policy ("Policy") or exercise any of your rights or privileges under a Policy.

     Basic Information. Here are the page numbers in this prospectus where you may find answers to most of your questions:

                                                               PAGE TO SEE IN
BASIC QUESTIONS YOU MAY HAVE:                                  THIS PROSPECTUS
-----------------------------                                  ---------------
 .  What are the Policies?...................................          4
 .  How can I invest money in a Policy?......................          4
 .  How will the value of my investment in a Policy change
   over time?...............................................          6
 .  What charges will USL deduct from my investment in
   a Policy?................................................          7
 .  What charges and expenses will the Mutual Funds deduct
   from amounts I invest through my Policy?.................          9
 .  What is the basic amount of insurance ("death benefit")
   that USL pays when the insured person dies?..............         14
 .  Must I invest any minimum amount in a Policy?............         15
 .  How can I change my Policy's investment options?.........         15
 .  How can I change my Policy's insurance coverage?.........         16
 .  What additional rider benefits might I select?...........         16
 .  How can I access my investment in a Policy?..............         17
 .  Can I choose the form in which USL pays out proceeds
   from my Policy?..........................................         20
 .  To what extent can USL vary the terms and conditions of
   the Policy in particular cases?..........................         21
 .  How will my Policy be treated for income tax purposes?...         22
 .  How do I communicate with USL?...........................         22

     Financial statements. We have included certain financial statements of USL in this prospectus. These begin on page USL VL-R-1.

      Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 54, which follows all of the financial pages). That index will tell you on what page you can read more about many of the words and phrases that we use.

                          BASIC QUESTIONS YOU MAY HAVE

WHAT ARE THE POLICIES?

     Summary. This prospectus describes Platinum Investor flexible premium variable life insurance Policies issued by USL. Platinum Investor Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. Platinum Investor pays a death benefit to a beneficiary you designate when the insured person dies. You choose one of two death benefit options.

     We apply your net premiums to your Policy. You may invest your premiums in our declared fixed interest account or in one or more of the variable investment options, or both. The value of your investment in a variable investment option depends on the investment results of the related Mutual Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline. The value of our declared fixed interest account will depend on the interest rates that we declare.

     Other choices you have. During the insured person's lifetime, you may, within limits, (1) request a change in the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, and
(4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary.

     Illustrations of a hypothetical policy. Starting on page 23, we have included some examples of how the values of a sample Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your USL representative can also provide you with a similar sample illustration that is more tailored to your own circumstances and wishes.

     Additional information. You may find the answers to any other questions you have under "Additional Information" beginning on page 27, or in the forms of our Policy and riders. A table of contents for the "Additional Information" portion of this prospectus also appears on page 27. You can obtain copies of our Policy and rider forms from (and direct any other questions to) your USL representative or our Administrative Center (shown on the first page of this prospectus).

HOW CAN I INVEST MONEY IN A POLICY?

     Premium payments. We call the payments you make in a Policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your Policy and the insured person. (Policies issued with automatic premium payment plans may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page 2, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law limits your ability to make certain very large amounts of premium payments (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements are summarized further under "Tax Effects" beginning on page
29. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. Also, in certain limited circumstances (if your Policy is determined to be a "modified endowment contract" or if additional premiums cause the death benefit to increase more than the accumulation value), we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

     Ways to pay premiums. You can pay premiums by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "USL." Premiums after the first premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center shown on the first page of this prospectus.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose (but not to our declared fixed interest account option). You tell us whether you want these transfers to be made monthly, quarterly, semi-annually or annually. We make the transfers as of the end of the valuation period on any day of the month except the 29th, 30th or 31st. (The term "valuation period" is described on page 38.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your accumulation value in the money market option becomes exhausted. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each investment option under your Policy (other than our declared fixed interest account option) to correspond to your then current premium allocation designation. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. You cannot participate in this feature while also participating in dollar cost averaging (discussed above). Rebalancing ends upon your request. We do not charge you for using this service.

HOW WILL THE VALUE OF MY INVESTMENT IN A POLICY CHANGE OVER TIME?

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe beginning on page 7, under "Deductions from each premium payment." We invest the rest in one or more of the investment options you have selected from the list on the front cover of this prospectus. We call the amount that is at any time invested under your Policy your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated corresponding to any variable investment option (except our declared fixed interest account option) in shares of a corresponding Mutual Fund. Over time, your accumulation value in any such investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will also be reduced by certain charges that we deduct. We describe these charges beginning on page 7, under "What charges will USL deduct from my investment in a Policy?"

     You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. You can request additional free copies of these prospectuses from your USL representative or from our Administrative Center. Our Administrative Center address and telephone numbers are shown on the first page of this prospectus.

     We invest any accumulation value you have allocated to our declared fixed interest account option as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in our declared fixed interest account option, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 9. The "daily charge" described on page 7 and the charges and expenses of the Mutual Funds discussed on pages 9 - 14 below do not apply to our declared fixed interest account option.

     Policies are "non-participating." You will not be entitled to any dividends from USL.

WHAT CHARGES WILL USL DEDUCT FROM MY INVESTMENT IN A POLICY?

     Deductions from each premium payment. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. Taxes currently range from 0.75% to 3.5%. You are not permitted to deduct the amount of these taxes on your income tax return. We also currently deduct an additional 2.5% from each after-tax premium payment. We use this 2.5% deduction primarily to pay our distribution expenses and to a lesser extent our administrative expenses, other taxes, licenses and fees related to the Policy. We have the right at any time to increase this additional charge to not more than 5% on all future premium payments.

     Daily charge. We make a daily deduction at an annual effective rate of 0.75% of your accumulation value that is then being invested in any of the investment options (other than our declared fixed interest option). After a Policy has been in effect for 10 years, we will reduce the rate of the charge to a maximum of 0.50%, and after 20 years, we will further reduce the charge to a maximum of 0.25%. The daily deduction charges, including the current charge of 0.75%, are the maximums we may charge; we may charge less, but we can never charge more.

     Flat monthly charge. We will deduct $6 per month from your accumulation value. Also, we have the right to raise this charge at any time to not more than $12 per month.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    a greater amount at risk results in a higher monthly insurance charge;
          and

     . a higher cost of insurance rate also results in a higher monthly insurance charge.

Our cost of insurance rates are generally guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general, our cost of insurance rates increase with the insured person's age. The longer you own your Policy, the higher the cost of insurance rate will be. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male.

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers, and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or non-work related risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

     Finally, our current cost of insurance rates are lower for Policies having a specified amount of at least $1,000,000 on the day the charge is deducted. This means that if your specified amount for any reason decreases from $1,000,000 or more to less than $1,000,000, your subsequent cost of insurance rates will be higher under your Policy than they otherwise would be. The reverse is also true. Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early policy years.

     Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges.) Such changes in policy cost factors will be determined in accordance with procedures and standards on file with the New York Insurance Department and will be determined at least every five years.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select certain additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either your personal characteristics or the specific coverage you choose under the rider. The riders we offer are accidental death benefit rider, children's insurance benefit rider and waiver of monthly deduction rider. The riders are described beginning on page 16, under "What additional rider benefits might I select?" The specific charge for any riders you choose is shown on page 3 of your Policy. We use these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Surrender charge. The Policies have a surrender charge that applies for the first 10 Policy years (and the first 10 years after any increase in the Policy's specified amount). The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. The maximum amount of the surrender charge will be shown on pages 23 and 24 of the Policy. It may initially be as high as $40 per $1,000 of specified amount or as low as $1.80 per $1,000 of specified amount (or any increase in the specified amount). Any amount of surrender charge decreases automatically by a constant amount each year beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero.

     We are permitted to not charge some or all of the surrender charges under certain limited circumstances, according to the terms of a Policy endorsement.

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender of a Policy. Upon a requested decrease in such a Policy's specified amount of coverage, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is canceled. This includes any specified amount decrease that, as described under "Partial surrender" beginning on page 17, results from any requested partial surrender. For this purpose, we deem the most recent increases of specified amount to have been canceled first.

     Partial surrender fee. We currently charge you a $10 fee for each partial surrender you make.

     Charge for taxes. We can adjust charges in the future on account of federal or state taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     Transfer Charges. We also reserve the right to charge a fee of $25.00 for each transfer in excess of 12 during a policy year. Any such suspension or charge will be administered in a nondiscriminatory manner. The $25.00 charge will not apply to transfers made under the Dollar Cost Averaging or Automatic Rebalancing provisions.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges. If you do not choose or have enough accumulation value in the investment options you select, we will deduct these charges in proportion to the amount of accumulation value you then have in each investment option. Any surrender charge upon a decrease in specified amount that is requested under a Platinum Investor Policy will be allocated in the same manner as if it were a monthly deduction.

WHAT CHARGES AND EXPENSES WILL THE MUTUAL FUNDS DEDUCT FROM AMOUNTS I INVEST THROUGH MY POLICY?

     Each Mutual Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce indirectly the return you will earn on any accumulation value that you have invested in that Fund. The charges and expenses that we show in the following table are for each Fund's most recent fiscal year ended, unless we indicate otherwise:


THE MUTUAL FUNDS' ANNUAL EXPENSES(1)  (as a percentage of average net assets)

                                                   FUND                     OTHER FUND           TOTAL FUND
                                                MANAGEMENT                  OPERATING            OPERATING
                                               FEES (AFTER                EXPENSES (AFTER      EXPENSES (AFTER
                                                 EXPENSE          12B-1       EXPENSE              EXPENSE
NAME OF FUND                                 REIMBURSEMENT)(3)    FEES    REIMBURSEMENT)(3)    REIMBURSEMENT)(3)
------------                                 -----------------   ------   -----------------    -----------------
AIM VARIABLE INSURANCE FUNDS:(1)

AIM V.I. International Equity Fund                 0.73%                       0.29%                   1.02%

AIM V.I. Value Fund                                0.61%                       0.23%                   0.84%

AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC.:(1)

VP Value Fund                                      1.00%                       0.00%                   1.00%

AYCO SERIES TRUST:(2)

Ayco Large Cap Growth Fund I                       0.00%                       1.00%                   1.00%

DREYFUS INVESTMENT PORTFOLIOS:(1)

MidCap Stock Portfolio - Initial                   0.75%                       0.25%                   1.00%
     shares(3, 4)

DREYFUS VARIABLE INVESTMENT FUND:(1)

Quality Bond Portfolio - Initial shares            0.65%                       0.07%                   0.72%

Small Cap Portfolio - Initial shares               0.75%                       0.03%                   0.78%

FIDELITY VARIABLE INSURANCE PRODUCTS
 FUND:(1, 5)

VIP Asset Manager(SM) Portfolio                    0.53%          0.25%        0.10%                   0.88%

VIP Contrafund(R) Portfolio(6)                     0.57%          0.25%        0.10%                   0.92%

VIP Equity-Income Portfolio(6)                     0.48%          0.25%        0.10%                   0.83%

VIP Growth Portfolio(6)                            0.57%          0.25%        0.09%                   0.91%

JANUS ASPEN SERIES - SERVICE
 SHARES:(7)

Aggressive Growth Portfolio                        0.65%          0.25%        0.02%                   0.92%

International Growth Portfolio                     0.65%          0.25%        0.06%                   0.96%

Worldwide Growth Portfolio                         0.65%          0.25%        0.05%                   0.95%

                                                    (Footnotes start on page 12)

                                                   FUND                     OTHER FUND           TOTAL FUND
                                                MANAGEMENT                  OPERATING            OPERATING
                                               FEES (AFTER                EXPENSES (AFTER      EXPENSES (AFTER
                                                 EXPENSE          12B-1       EXPENSE              EXPENSE
NAME OF FUND                                 REIMBURSEMENT)(3)    FEES    REIMBURSEMENT)(3)    REIMBURSEMENT)(3)
------------                                 -----------------   ------   -----------------    -----------------
J. P. MORGAN SERIES TRUST II:(1)

J. P. Morgan Small Company                         0.60%                       0.55%                   1.15%
     Portfolio(3)

MFS VARIABLE INSURANCE TRUST:(1)

MFS Capital Opportunities Series(8)                0.75%                       0.16%                   0.91%

MFS Emerging Growth Series (8)                     0.75%                       0.10%                   0.85%

MFS New Discovery Series(3, 8)                     0.90%                       0.16%                   1.06%

MFS Research Series (8)                            0.75%                       0.10%                   0.85%

NEUBERGER BERMAN ADVISERS
 MANAGEMENT TRUST:(1)

Mid-Cap Growth Portfolio                           0.84%                       0.14%                   0.98%

NORTH AMERICAN FUNDS VARIABLE
 PRODUCT SERIES I:(1)

International Equities Fund                        0.35%                       0.06%                   0.41%

MidCap Index Fund                                  0.31%                       0.05%                   0.36%

Money Market Fund                                  0.50%                       0.06%                   0.56%

Nasdaq-100 Index Fund (9)                          0.40%                       0.10%                   0.50%

Science & Technology Fund                          0.90%                       0.06%                   0.96%

Small Cap Index Fund                               0.35%                       0.05%                   0.40%

Stock Index Fund                                   0.26%                       0.05%                   0.31%

PIMCO VARIABLE INSURANCE TRUST
ADMINISTRATIVE CLASS:(1, 10)

PIMCO Real Return Bond Portfolio                   0.25%                       0.40%                   0.65%

PIMCO Short-Term Bond Portfolio                    0.25%                       0.35%                   0.60%

PIMCO Total Return Bond Portfolio(3)               0.25%                       0.40%                   0.65%

PUTNAM VARIABLE TRUST:(11)

Putnam VT Diversified Income Fund -                0.68%          0.25%        0.10%                   1.03%
 Class IB(12)

Putnam VT Growth and Income Fund -                 0.46%          0.25%        0.04%                   0.75%
 Class IB(12)

                                                    (Footnotes start on page 12)

                                                   FUND                     OTHER FUND           TOTAL FUND
                                                MANAGEMENT                  OPERATING            OPERATING
                                               FEES (AFTER                EXPENSES (AFTER      EXPENSES (AFTER
                                                 EXPENSE          12B-1       EXPENSE              EXPENSE
NAME OF FUND                                 REIMBURSEMENT)(3)    FEES    REIMBURSEMENT)(3)    REIMBURSEMENT)(3)
------------                                 -----------------   ------   -----------------    -----------------
Putnam VT International Growth and                 0.80%          0.25%        0.17%                   1.22%
 Income Fund - Class IB(12)

SAFECO RESOURCE SERIES TRUST:(1)

RST Equity Portfolio                               0.74%                       0.04%                   0.78%

RST Growth Opportunities Portfolio                 0.74%                       0.03%                   0.77%

THE UNIVERSAL INSTITUTIONAL FUNDS,
 INC.:(1)

Equity Growth Portfolio(3)                         0.48%                       0.37%                   0.85%

High Yield Portfolio(3)                            0.26%                       0.54%                   0.80%

VANGUARD VARIABLE INSURANCE FUND:

High Yield Bond Portfolio                          0.18%                       0.08%                   0.26%

REIT Index Portfolio                               0.34%                       0.13%                   0.47%

VAN KAMPEN LIFE INVESTMENT TRUST
 - CLASS I SHARES:(1)

Strategic Stock Portfolio(3)                       0.13%                       0.53%                   0.66%

WARBURG PINCUS TRUST:(1)

Small Company Growth Portfolio(3)                  0.90%                       0.21%                   1.11%
________________________________________________________________________________________________________________

(1) Most of the Mutual Funds' advisers or administrators have entered into arrangements under which they pay certain amounts to USL for services such as proxy mailing and tabulation, mailing of fund related information and responding to Policy owners' inquiries about the Funds. PIMCO Variable Insurance Trust has entered into such an arrangement directly with us. The fees shown above for Total Fund Operating Expenses are unaffected by these arrangements. To the extent we receive these fees, we do not lower the Policy fees we charge you. We do not generate a profit from these fees, but only offset the cost of the services. (See "Certain Arrangements" on page 38 and "Services Agreements" on page 51.)

(2) The Ayco Large Cap Growth Fund I is a new Fund that became effective in December 2000. The fees and charges for this Fund are estimated for fiscal year 2001.

(3) For the Funds indicated, management fees and other expenses as shown for fiscal year 2000 would have been the percentages shown below without certain voluntary fee waivers and expense reimbursements from the investment adviser or other parties. Current and future fees and expenses may vary from the fiscal year 2000 fees and expenses.

                                                        MANAGEMENT      OTHER          TOTAL
                                                           FEES       EXPENSES    ANNUAL EXPENSES
                                                        -----------   ---------   ----------------
DREYFUS INVESTMENT PORTFOLIOS:
     MidCap Stock Portfolio - Initial shares                0.75%       0.29%          1.04%

                                                 (Footnotes continue on page 13)

                                                        MANAGEMENT      OTHER          TOTAL
                                                           FEES       EXPENSES    ANNUAL EXPENSES
                                                        -----------   ---------   ----------------
J.P. MORGAN SERIES TRUST II:
     J.P. Morgan Small Company Portfolio                      0.60%       0.72%              1.32%

MFS VARIABLE INSURANCE TRUST:
     MFS New Discovery Series                                 0.90%       0.19%              1.09%

PIMCO VARIABLE INSURANCE TRUST
ADMINISTRATIVE CLASS:
     PIMCO Total Return Bond Portfolio                        0.25%       0.41%              0.66%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
     Equity Growth Portfolio                                  0.55%       0.37%              0.92%
     High Yield Portfolio                                     0.50%       0.54%              1.04%

VAN KAMPEN LIFE INVESTMENT
TRUST - CLASS I SHARES:                                       0.50%       0.53%              1.03%
     Strategic Stock Portfolio

WARBURG PINCUS TRUST:
     Small Company Growth Portfolio                           0.90%       0.23%              1.13%

No other Funds received any fee waivers and expense reimbursements.

(4) The expenses shown in THE MUTUAL FUNDS' ANNUAL EXPENSES table above reflect the MidCap Stock Portfolio adviser's waiver of fees or reimbursement of expenses for the fiscal year ended December 31, 2000. For such fiscal year, the Portfolio's adviser further reimbursed the Portfolio for other expenses so that the total annual Portfolio expenses were 0.98% instead of 1.00%. This additional expense reimbursement was voluntary. The "Other Fund Operating Expenses" information provided in THE MUTUAL FUNDS' ANNUAL EXPENSES table has been restated to reflect the amount the fees would have been without the additional voluntary reimbursement. The Portfolio's adviser has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the Portfolio so that the expenses of the Portfolio (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowing) do not exceed 1.00%. See the accompanying MidCap Stock Portfolio prospectus for more details.

(5) The prospectuses for Fidelity Variable Insurance Products Fund under "Fund Distribution" discuss this 12b-1 fee.

(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying prospectuses for Fidelity Variable Insurance Product Fund for details.

(7) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Aggressive Growth, International Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements. The prospectus for Janus Aspen Series under "Fees and Expenses" discusses the 12b-1 fee.

(8) Each of the MFS Capital Opportunities, MFS Emerging Growth, MFS New Discovery and MFS Research Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. The "Other Fund Operating Expenses" in THE MUTUAL FUNDS' ANNUAL EXPENSES table above do not take into account these expense reductions, and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Total Fund Operating Expenses (After Expense Reimbursements)" in THE MUTUAL FUNDS' ANNUAL EXPENSES table above would be lower for the Series and would equal 0.90% for MFS Capital

                                                 (Footnotes continue on page 14)

Opportunities Series, 0.84% for MFS Emerging Growth Series, 1.05% for MFS New Discovery Series, and 0.84% for MFS Research Series. See the accompanying MFS Variable Insurance Trust prospectus for more details.

(9) Fees and charges for the Nasdaq-100 Index Fund are estimated for fiscal year 2001.

(10) USL has entered into a service agreement with PIMCO Variable Insurance Trust under which a portion of the Other Fund Operating Expenses is paid to USL to reimburse USL for services provided to the PIMCO Variable Insurance Trust.

(11) The prospectus for Putnam Variable Trust under "Distribution Plan" discusses this 12b-1 fee.

(12) The Fund's fees have been restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC. The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

WHAT IS THE BASIC AMOUNT OF INSURANCE ("DEATH BENEFIT") THAT USL PAYS WHEN THE INSURED PERSON DIES?

     Your specified amount of insurance. In your application to buy a Platinum Investor Policy, you will tell us how much life insurance coverage you want on the life of the insured person. We call this the "specified amount" of insurance.

     Your death benefit. The basic death benefit we will pay is reduced by any outstanding loans and increased by any unearned loan interest we may have already charged. You can choose whether the basic death benefit we will pay is

     . Option 1 - The specified amount on the date of the insured person's death, or

     . Option 2 - The specified amount plus the Policy's accumulation value on the date of death.

Under Option 2, your death benefit will tend to be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value will tend to be higher under Option 1 than under Option 2.

     We will automatically pay an alternative basic death benefit if it is higher than the basic Option 1 or Option 2 death benefit (whichever you have selected). The alternative basic death benefit is computed by multiplying your Policy's accumulation value on the insured person's date of death by the following percentages:

                    TABLE OF ALTERNATIVE BASIC DEATH BENEFITS
              AS A PERCENTAGE MULTIPLE OF POLICY ACCUMULATION VALUE
INSURED
PERSON'S      40 or
AGE*:         Under  45     50     55     60     65     70     75 to 90   95+
%:            250%   215%   185%   150%   130%   120%   115%   105%       100%

__________________________________

* Age nearest birthday at the beginning of the Policy year in which the insured person dies. The percentages are interpolated for ages that are not shown here.

MUST I INVEST ANY MINIMUM AMOUNT IN A POLICY?

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of this amount or any other specific amounts of premiums is not mandatory. You need to invest enough to ensure that your Policy's accumulation value, less any indebtedness and after your monthly deductions, stays above zero. The less you invest, the more likely it is that your Policy's accumulation value, less any indebtedness and after your monthly deductions, could fall to zero, as a result of the deductions we periodically make from your accumulation value.

     Policy lapse and reinstatement. If your Policy's accumulation value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you will have to pay at least the amount of premium that we estimate will keep your Policy in force for two months, as well as pay or reinstate any indebtedness. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

HOW CAN I CHANGE MY POLICY'S INVESTMENT OPTIONS?

     Future premium payments. You may at any time change the investment options in which your future premiums will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $500. See "Additional Rights That We Have," beginning on page 44. Also, you may not in any one Policy year make transfers out of our declared fixed interest account option that aggregate more than 25% of the accumulation value you had invested in that option at the beginning of that Policy year.

     You may make transfers at any time, except that transfers out of our declared fixed interest account option must be made within 60 days after a Policy anniversary. We will not honor any request received outside that period.

     Market timing. The Policies are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts that could disadvantage other Policy holders.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

     Increase in coverage. You may at any time request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. The monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase. Also, a new amount of surrender charge applies to the specified amount increase. These amounts are the same as they would be if we were instead issuing the same amount of additional coverage as a new Policy.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. The minimum is $100,000 (or, if greater, the minimum amount that the tax law requires. At the time of a decrease under such a Policy, we will deduct from the Policy's accumulation value an amount of any remaining surrender charge. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. We compute the amount we deduct in the manner described on page 38, under "Decreases in the specified amount."

     Change of death benefit option. You may at any time request that we change your coverage from death benefit Option 1 to Option 2 or vice-versa.

        . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change.

        . If you change from Option 2 to Option 1, we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 29 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

WHAT ADDITIONAL RIDER BENEFITS MIGHT I SELECT?

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes.

     . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion.

     . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. We perform these two transactions at the same time. Therefore your Policy's accumulation value does not change. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 55.

     Tax consequences of additional rider benefits. Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 29. You should consult a qualified tax adviser.

HOW CAN I ACCESS MY INVESTMENT IN A POLICY?

     Full surrender. You may at any time, without charge, surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, less any surrender charge that then applies. We call this your "cash surrender value." Because of the surrender charge, it is unlikely that your Policy will have any cash surrender value during at least the first year.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500.

     . If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges.

     . If we reduce your Policy's specified amount because you have requested a partial surrender while the Option 1 death benefit is in effect, we will deduct the same amount of surrender charge, if any, that would have applied if you had requested such specified amount decrease directly. See "Decreases in the specified amount," on page 38.

     . We will not permit a partial surrender if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your specified amount to fall below the minimum allowed.

     . You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     Option to Exchange Policy During First 18 Months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

     . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

     . the amount of insurance will be the same as the initial amount of insurance under your Policy;

     . the new policy may include any additional benefit rider included in this policy if such rider is available for issue with the new policy;

     . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

     . evidence of insurability will not be required for the exchange.

     Right to Convert in the Event of a Material Change in Investment Policy. Under New York law, if there is a material change in the investment policy of the Separate Account USL VL-R which has been approved by the Superintendent of the New York Department of Insurance, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of:
(1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value (less our estimate of three months' charges and less the interest that will be payable on your loan through your next Policy anniversary.) The minimum amount of each loan is $500, or, if less, the entire remaining borrowable amount under your Policy.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the declared fixed interest account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100, unless it is the final payment) of your loan at any time before the death of the Insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from our declared fixed interest account option. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

     Preferred loan interest rate. There are two methods of determining preferred loan interest rates. The method we use under your Policy depends on when the death benefit coverage begins under your Policy. This may be your Policy's "date of issue" or an earlier date. (See "Effective Date of Policy and Related Transactions" beginning on page 38.) Under both methods the maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     If the death benefit coverage under your Policy begins on or after May 1, 2001 we will charge a lower interest rate on preferred loans (available after the first 10 Policy years). We will always credit your preferred loan collateral amount at a guaranteed effective annual rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

     . will never exceed an effective annual rate of 4.25%.

     If the death benefit coverage under your Policy begins before May 1, 2001 we will credit you with a higher interest rate on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. We have set the rate of interest we credit to your preferred collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we credit to your preferred collateral amount, provided that the rate:

     . will always be less than or equal to the loan interest rate of 4.75%, and

     . will never be less than an effective annual rate of 4.50%.

     Because we first began offering the Policies in the year 1999, we have not yet declared a preferred loan interest rate we charge for the first method described above.

     Maturity of your Policy. If the insured person is still living on the "Maturity Date" shown on page 3 of your Policy, we will automatically pay you the cash surrender value of the Policy, and the Policy will end. The maturity date is the Policy anniversary nearest the insured person's 100th birthday.

     Tax considerations. Please refer to "How will my policy be treated for income tax purposes?" for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy.

CAN I CHOOSE THE FORM IN WHICH USL PAYS OUT THE PROCEEDS FROM MY POLICY?

     Choosing a payment option. You will receive the full proceeds from the Policy as a single sum, unless you elect another method of payment within 60 days of the insured person's death. This also includes proceeds that become payable upon full surrender or the maturity date. You can elect that all or part of such proceeds be applied to one or more of the following payment options:

     . Option 1 - Equal monthly payments for a specified period of time.

     . Option 2 - Equal monthly payments of a specified amount until all amounts are paid out.

     . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4 - Proceeds left to accumulate at an interest of 3% compounded annually for any period up to 30 years. At your request we will make payments to you monthly, quarterly, semiannually, or annually. You can also request a partial withdrawal of any amount of $500 or more.

Additional payment options may also be available with our consent. We have the right to reject any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. You may give us written instructions to change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

TO WHAT EXTENT CAN USL VARY THE TERMS AND CONDITIONS OF THE POLICIES IN PARTICULAR CASES?

     Here are some variations we may make in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish.

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace another life insurance policy we issued with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Platinum Investor Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

     Variations in expenses or risks. USL may vary the charges and other terms within the limits of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies. The New York

Insurance Department may require that we seek their prior approval before we make some of these changes.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

     For further information about the tax consequences of owning a Policy, please read "Tax Effects" starting on page 29.

HOW DO I COMMUNICATE WITH USL?

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action.

     General. You should mail or express checks and money orders for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus.

     You must make the following requests in writing:

     . transfer of accumulation value;

     . loan;

     . full surrender;

     . partial surrender;

     . change of beneficiary or contingent beneficiary;

     . change of allocation percentages for premium payments;

     . change of allocation percentages for policy deductions;

     . loan repayments or loan interest payments;

     . change of death benefit option or manner of death benefit payment;

     . change in specified amount;

     . addition or cancellation of, or other action with respect to, any rider benefits;

     . election of a payment option for Policy proceeds; and

     . tax withholding elections.

You should mail or express these requests to our Administrative Center at the appropriate address shown on the first page of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Administrative Center.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Administrative Center or from your USL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

                 ILLUSTRATIONS OF HYPOTHETICAL POLICY BENEFITS

     To help explain how our Policies work, we have prepared the following tables:

                                                           PAGE TO SEE IN THIS
                    TABLE                                  PROSPECTUS
                                                           -------------------
     Death Benefit Option 1 - Current Charges                       26
     Death Benefit Option 1 - Guaranteed Maximum Charges            26

     The tables show how death benefits, accumulation values, and cash surrender values ("Policy benefits") under sample Platinum Investor Policies would change over time if the investment options had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. The tables are for a 45 year-old male non-tobacco user and who is a better-than-average mortality risk in other respects as well. Planned premium payments of $1,368 for an initial $100,000 of specified amount of coverage are assumed to be paid at the beginning of each Policy year for the Platinum Investor Policy. The samples assume no Policy loan has been taken. The differences between the accumulation values and the cash surrender values for the first 10 years in the tables for the Platinum Investor version are that version's surrender charges.

     Although the tables below do not include examples of a Policy with an Option 2 death benefit, such a Policy would have higher death benefits, lower cash surrender values, and a greater risk of lapse.

     Separate tables are included to show both current and guaranteed maximum charges for the Platinum Investor Policy. The charges assumed in the following tables include:

     . a daily charge at an annual effective rate of 0.75% for the first 10
       Policy years (for both current and guaranteed maximum charges);

     . a daily charge at an annual effective rate of 0.50% after 10 Policy years
       (for both current and guaranteed maximum charges);

     . a daily charge at an annual effective rate of 0.25% after 20 Policy years
       (for both current and guaranteed maximum charges);

     . a charge for state premium tax ranging from 0.75% to 3.5% of each premium payment, depending on the state, assumed to be 2.0% (for both current and guaranteed maximum charges);

     . a charge of 2.5% and 5.0% from each after-tax premium payment for current charges and guaranteed maximum charges, respectively;

     . the monthly insurance charge (for both current and guaranteed maximum charges); and

     . a flat monthly charge of $6 and $12 for current charges and guaranteed maximum charges, respectively.

     The charges assumed by both the current and guaranteed maximum charge tables also include Mutual Fund expenses of 0.79% of aggregate Mutual Fund assets. This percentage is the arithmetic average of the advisory fees payable with respect to each Mutual Fund, plus the arithmetic average of all other operating expenses of each such Fund, after all reimbursements, as reflected on pages 9 - 14. We expect the reimbursement arrangements to continue in the future. If the reimbursement arrangements were not currently in effect, the arithmetic average of Mutual Fund expenses would equal 0.82% of aggregate Mutual Fund assets. The total assumed tax charges for all of the tables are 2.5% of premiums.

     Preliminary Information Statement and Policy Summary. We will provide you with a Buyer's Guide and a preliminary information statement describing some of the values and benefits of your Policy at the time of policy application. If you request us to do so when you apply for your

Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued.

                               PLATINUM INVESTOR

PLANNED PREMIUM $ 1,368                        INITIAL SPECIFIED AMOUNT $100,000
                                               DEATH BENEFIT OPTION 1

                                  MALE AGE 45
                                   NONSMOKER
                           ASSUMING CURRENT CHARGES

           End of                       Death Benefit                  Accumulation Value             Cash Surrender Value
           Policy               Assuming Hypothetical Gross        Assuming Hypothetical Gross     Assuming Hypothetical Gross
            Year                Annual Investment Return of        Annual Investment Return of     Annual Investment Return of
                                    0.0%       6.0%      12.0%      0.0%      6.0%       12.0%      0.0%      6.0%     12.0%

              1                 100,000    100,000    100,000       930       996       1,063         0         0         0
              2                 100,000    100,000    100,000     1,827     2,018       2,217       459       650       849
              3                 100,000    100,000    100,000     2,703     3,077       3,484     1,335     1,709     2,116
              4                 100,000    100,000    100,000     3,537     4,155       4,854     2,340     2,958     3,657
              5                 100,000    100,000    100,000     4,351     5,275       6,361     3,325     4,249     5,335
              6                 100,000    100,000    100,000     5,146     6,437       8,021     4,291     5,582     7,166
              7                 100,000    100,000    100,000     5,931     7,656       9,859     5,247     6,972     9,175
              8                 100,000    100,000    100,000     6,687     8,913      11,876     6,174     8,400    11,363
              9                 100,000    100,000    100,000     7,425    10,222      14,101     7,083     9,880    13,759
             10                 100,000    100,000    100,000     8,145    11,584      16,557     7,974    11,413    16,386

             15                 100,000    100,000    100,000    11,640    19,567      33,757    11,640    19,567    33,757

             20                 100,000    100,000    100,000    14,425    29,266      62,484    14,425    29,266    62,484



                               PLATINUM INVESTOR

PLANNED PREMIUM $ 1,368                        INITIAL SPECIFIED AMOUNT $100,000
                                               DEATH BENEFIT OPTION 1

                                  MALE AGE 45
                                   NONSMOKER
                          ASSUMING GUARANTEED CHARGES


           End of                       Death Benefit                  Accumulation Value             Cash Surrender Value
           Policy               Assuming Hypothetical Gross        Assuming Hypothetical Gross     Assuming Hypothetical Gross
            Year                Annual Investment Return of        Annual Investment Return of     Annual Investment Return of
                                    0.0%       6.0%      12.0%      0.0%      6.0%     12.0%        0.0%      6.0%     12.0%

              1                 100,000    100,000    100,000      664      720         778            0        0         0
              2                 100,000    100,000    100,000    1,285    1,440       1,602            0       72       234
              3                 100,000    100,000    100,000    1,864    2,159       2,480          496      791     1,112
              4                 100,000    100,000    100,000    2,392    2,866       3,405        1,195    1,669     2,208
              5                 100,000    100,000    100,000    2,868    3,561       4,384        1,842    2,535     3,358
              6                 100,000    100,000    100,000    3,294    4,244       5,423        2,439    3,389     4,568
              7                 100,000    100,000    100,000    3,659    4,904       6,518        2,975    4,220     5,834
              8                 100,000    100,000    100,000    3,952    5,529       7,666        3,439    5,016     7,153
              9                 100,000    100,000    100,000    4,176    6,117       8,873        3,834    5,775     8,531
             10                 100,000    100,000    100,000    4,318    6,657      10,137        4,147    6,486     9,966

             15                 100,000    100,000    100,000    3,640    8,408      17,629       3,640    8,408    17,629

             20                       0    100,000    100,000        0    7,086      27,302           0    7,086    27,302


     THE VALUES WILL CHANGE IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE INVESTMENT RESULTS ARE AN EXAMPLE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                             ADDITIONAL INFORMATION

     A general overview of the Policies appears at pages 1 through 26. The additional information that follows gives more details, but generally does not repeat what is set forth above.

                                                PAGE TO
                                                SEE IN THIS
CONTENTS OF ADDITIONAL INFORMATION              PROSPECTUS
----------------------------------              -----------
USL..........................................       28
Separate Account USL VL-R....................       28
Tax Effects..................................       29
Voting Privileges............................       35
Your Beneficiary.............................       36
Assigning Your Policy........................       36
More About Policy Charges....................       37
Effective Date of Policy and Related
 Transactions................................       38
More About Our Declared Fixed Interest
 Account Option..............................       40
Distribution of the Policies.................       41
Payment of Policy Proceeds...................       42
Adjustments to Death Benefit.................       43
Additional Rights That We Have...............       44
Performance Information......................       45
Our Reports to Policy Owners.................       45
USL's Management.............................       46
Principal Underwriter's Management...........       49
Legal Matters................................       51
Accounting and Auditing Experts..............       51
Actuarial Expert.............................       51
Services Agreements..........................       51
Certain Potential Conflicts..................       52

     Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 54, which follows all of the financial pages). That index will tell you on what page you can read more about many of the words and phrases that we use.

USL

     USL is a stock life insurance company, which was organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American General Corporation, a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name for American General Corporation and its subsidiaries. The commitments under the Policies are USL's, and American General Corporation has no legal obligation to back those commitments.

     On March 11, 2001, American General Corporation, the parent of USL, entered into an Agreement and Plan of Merger with Prudential plc, an international retail financial services organization with its primary headquarters in London, England. As a result of the transaction, American General Corporation would become an indirect wholly-owned subsidiary of Prudential plc. It is currently anticipated that the transaction, which is subject to shareholder and regulatory approvals and other conditions, will close by the end of the third quarter of 2001. Prudential plc is not affiliated with The Prudential Insurance Company of America.

     On April 3, 2001, American General Corporation received an unsolicited competing offer from American International Group, Inc. which is currently under consideration.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

     During 2000, USL received $1,084,376 in total premium payments from Policy holders. USL also received in 2000 the following fees and charges:

     . mortality and expense fees       $ 1,969

     . administrative fees              $26,488

     . cost of insurance charges        $48,854


SEPARATE ACCOUNT USL VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in our Separate Account USL VL-R. Separate Account USL VL-R is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. We created the separate account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 41 separate "divisions," which correspond to the 41 variable investment options available since the inception of the Policy. The 41 divisions are currently available under certain variable life policies offered by an affiliate of USL. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in the Separate Account are our property. The assets in the Separate Account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the Separate Account. Our other creditors could reach only those Separate Account assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to the Separate Account.

     USL also issues variable annuities through its Separate Account USL VA-R, which is also a registered investment company.

TAX EFFECTS

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract", as you can see from the following discussion. In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     . you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up means no future premium payments are required) after the payment of seven level annual premiums;

then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     A life insurance policy that is received in a tax-free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. The premium payments and any death benefits to be paid under any term insurance rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, a term rider may be determined to constitute a "qualified additional benefit" as that term is defined in Section 7702 of the Internal Revenue Code. The death benefit to be paid under a rider that is a "qualified additional benefit" will not be treated as a future benefit of the Policy for tax purposes. The premium payments for the same rider, however, would be treated as future benefits for purposes of compliance with Section 7702. You should consult a qualified tax adviser regarding any term rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

For modified endowment contracts, your basis:

     . is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     . to taxpayers 59 1/2 years of age or older;

     . in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular

Mutual Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of our Separate Account USL VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit. The Taxpayer Relief Act of 1997 gradually raises the value of the credit to $1,000,000 in 2006. In 2001 the value of the unified credit is $675,000. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. The Internal Revenue Service ("IRS") has released a technical advice memorandum ("TAM") on the taxability of insurance policies used in certain split dollar arrangements. A TAM provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specified set of facts and a specified taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

     The Internal Revenue Service ("IRS") recently issued Notice 2001-10 (the "Notice") in an effort to clarify its position and provide guidance regarding split-dollar life insurance arrangements. As part of this Notice, the IRS concluded that the P.S. 58 rates, which have been used to determine the fair market value of life insurance protection, are no longer appropriate and may not be used after

December 31, 2001. The Notice indicates that in 2002, the rate table issued under section 79 of the Code must be used to reflect the economic value of the life insurance protection in split dollar arrangements. The parties to a split dollar arrangement also may elect to use published alternate term rates, provided by the issuing insurance company, if the parties comply with certain new conditions.

     In cases of reverse split dollar or equity split dollar arrangements, the IRS has also stated that an employee will be taxed on the value of any economic benefit above and beyond the employer's investment in the contract. We urge you to contact your tax adviser regarding the federal income tax consequences of split dollar arrangements or reverse split dollar arrangements as a result of the Notice.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

VOTING PRIVILEGES

     We are the legal owner of the Funds' shares held in Separate Account USL VL-R. However, you may be asked to instruct us how to vote the Fund shares held in the various Mutual Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through Separate Account USL VL-R.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

YOUR BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNING YOUR POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive complete notice of the assignment in good order. We are not responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under a terminal illness rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

MORE ABOUT POLICY CHARGES

     Purpose of our charges. The charges under the Policies are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policies. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policies. These include:

    . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

    . sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

    . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

    . expense risks (such as the risk that the costs of administrative services that the Policies require us to provide will exceed what we currently project).

     If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

     The current charges that we deduct from premiums have been designed to compensate us for taxes we have to pay to the state where you live when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments, and certain distribution expenses. The current flat monthly charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge or charge increase for any purpose.

     Change of tobacco use. If the person insured under your Policy is a tobacco user, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has stopped tobacco use for a sufficient period.

     Gender neutral Policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies (including Platinum Investor policies) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value first to the oldest increments of specified amount to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 7.

     Decreases in the specified amount. An amount of any remaining surrender charge will be deducted upon a decrease in specified amount. If:

     . there have been no previous specified amount increases, the amount we deduct will bear the same proportion to the total surrender charge then applicable as the amount of the specified amount decrease bears to the Policy's total specified amount. The remaining amount of surrender charge that we could impose at a future time, however, will also be reduced proportionally.

     . there have been increases in specified amount, we decrease first those portions of specified amount that were most recently established. We also deduct any remaining amount of the surrender charge that was established with that portion of specified amount (which we pro-rate if less than that entire portion of specified amount is being canceled).

     Certain arrangements. Most of the distributors or advisers of the Mutual Funds listed on page 1 of this prospectus make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts are paid by the distributors or the advisers, and will not be paid by the Mutual Funds, the divisions or Policy owners. No payments have yet been made under these arrangements, because the number of Policies issued does not require a payment.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We compute values under Policies on each day that the New York Stock Exchange is open. We call each such day a "valuation date" or a "business day".

     We compute policy values as of 4:00 p.m., Eastern time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's insurance rate class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the minimum first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Administrative Center by writing to the appropriate address shown on the first page of this prospectus or from your USL representative.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate insurance rate class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "date of issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, and reinstatements of Policies that have lapsed take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;

     . If you exercise the right to return your Policy described on the second page of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. We will not apply this procedure to premiums you pay in connection with reinstatement requests.

MORE ABOUT OUR DECLARED FIXED INTEREST ACCOUNT OPTION

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared fixed interest account option. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our declared fixed interest account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our declared fixed interest account option. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our declared fixed interest account option, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is possible that, at any time, different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our declared fixed interest account option. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our declared fixed interest account option will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

DISTRIBUTION OF THE POLICIES

     American General Securities Incorporated ("AGSI") is the principal underwriter of the Policies. AGSI is a wholly-owned subsidiary of American General Life Insurance Company. AGSI's principal office is at 2727 Allen Parkway, Houston, Texas 77019. AGSI was organized as a Texas corporation on March 8, 1983 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AGSI is also the principal underwriter for USL's Separate Account USL VA-R and for American General Life Insurance Company's Separate Accounts A, D and VL-R, and Separate Account E of American General Life Insurance Company of New York, which is a wholly-owned subsidiary of American General Life Insurance Company. These separate accounts are registered investment companies. AGSI, as the principal underwriter, is not paid any fees on the Policies.

     We and AGSI have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. AGSI also has its own registered representatives who will sell the Policies, and we will pay compensation to AGSI for these sales.

     The compensation payable to broker-dealers or banks for sales of the Policies may vary with the sales agreement, but is generally not expected to exceed:

     . 90% of the premiums paid in the first Policy year up to a "target" amount;

     . 4% of the premiums not in excess of the target amount paid in each of Policy years 2 through 10;

     . 2.5% of all premiums in excess of the target amount paid in any of Policy years 1 through 10; and

     . 0.25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 1.

The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay a comparable amount of compensation to the broker-dealers or banks with respect to any increase in the specified amount of coverage that you request as long as additional premium is paid on the increase.

     At our sole discretion, we may pay certain broker-dealers an additional expense allowance payment of up to 5% of first year target premium. In the event that the broker-dealer personally produces any particular policy, and we determine that such broker-dealer qualifies in the aggregate for some additional expense allowance payment, such broker-dealer would only be eligible to receive an additional expense allowance payment of up to 1% (instead of the 5% stated above) of first year target premium as to that policy.

     Whether or not a particular broker-dealer may be eligible to receive this discretionary payment will, at a minimum, depend upon the ratio of the broker-dealers total production offset by our expenses relative to such production. In the event that we determine, in our sole discretion, that a particular broker-dealer is eligible for an additional expense allowance payment, such broker-dealer will ensure that none of the additional expense allowance payment is passed on to a registered representative.

     We pay the compensation directly to AGSI or any other selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described on page 7 of the prospectus. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

PAYMENT OF POLICY PROCEEDS

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of declared fixed interest account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our declared fixed interest account option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of separate account proceeds. We reserve the right to defer payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted;

     . an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or

     . the SEC by order permits the delay for the protection of owners.

Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the death benefit proceeds to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Some states require that we compute these periods for noncontestability differently following a suicide.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance on a pro-rata basis to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . change interest rates and charges as long as we stay within the minimum and maximum charges permitted in your Policy;

     . change the underlying Mutual Fund that any investment option uses or make any new Mutual Fund available to you;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to Platinum Investor from one investment option and put them into another;

     . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

     . change our underwriting and premium class guidelines;

     . operate the separate account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Our separate account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval.

PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of the Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Policy and is not illustrative of how actual investment performance would affect the benefits under your Policy. You should not consider such performance information to be an estimate or guarantee of future performance.

OUR REPORTS TO POLICY OWNERS

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

USL'S MANAGEMENT

     The directors, executive officers, and (to the extent responsible for variable life operations) the other principal officers of USL are listed below.

NAME                               BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------       ----------------------------------------------

Rodney O. Martin, Jr.              Director and Chairman of the Board of USL since June 1997. Chief Executive Officer of USL since
                                   March 2000. President and CEO of American General Life Insurance Company (August 1996 - July
                                   1998). President of American General Life Insurance Company of New York (November 1995 - August
                                   1996). Vice President Agencies, with Connecticut Mutual Life Insurance Company (1990 - 1995).

James P. Corcoran                  Director of USL since September 1999 and Vice Chairman since March 2000. Partner with Cadwalader,
                                   Wickersham & Taft, New York, New York (1995 - 1998). Partner with Donovan, Leisure, Newton &
                                   Irvine, New York, New York (1992 - 1995).

Donald W. Britton                  President of USL since September 1999. Director of USL since June 1999. Director of American
                                   General Life Insurance Company since April 1999 and President since April 2000. President of
                                   First Colony Life, Lynchburg, Virginia (1996 - April 1999) and Executive Vice President of First
                                   Colony Life (1992 -1996).

David J. Dietz                     President - Individual Insurance Operations of USL since September 1997. Director of USL since
                                   November 1997. President of Prudential Select Life, Newark New Jersey (August 1990 - September
                                   1997).

William M. Keeler                  President - Group Insurance Operations of USL since June 1998. President and Chief Executive
                                   Officer of American General Indemnity Company, USLIFE Agency Services and American General
                                   Assurance Company, Schaumburg, Illinois since July 1998. President and Chief Executive Officer of
                                   USLIFE Indemnity Company (May 1995 - May 1998.)


NAME                               BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------       ----------------------------------------------
David A. Fravel                    Executive Vice President of USL since September 1998 and a Director of USL since November 1997.
                                   Director and Senior Vice President of American General Life Insurance Company since November
                                   1996. Elected Executive Vice President in April, 1998. Senior Vice President Massachusetts
                                   Mutual, Springfield, Missouri (March 1996 - June 1996); Vice President, New Business, Connecticut
                                   Mutual Life, Hartford, Connecticut (December 1978 - March 1996).

David L. Herzog                    Director and Executive Vice President and Chief Financial Officer of USL since March 2000.
                                   Executive Vice President and Chief Financial Officer of American General Life Insurance Company
                                   since February 2000. Vice President of General American, St. Louis, Missouri (June 1991 -
                                   February 2000).

John V. LaGrasse                   Director of USL since September 1999. Executive Vice President and Chief Technology Officer of
                                   USL since June 1998. Director, Senior Vice President and Chief Systems Officer of American
                                   General Life Insurance Company since August 1996. Elected Executive Vice President in July, 1998.
                                   Prior thereto, Director of Citicorp Insurance Services, Inc., Dover, Delaware (1986 - 1996).

Gary D. Reddick                    Director and Executive Vice President of USL since March 2001. Executive Vice President of
                                   American General Life Insurance Company since April 1998. Vice Chairman since July 1997 and
                                   Executive Vice President-Administration of the Franklin Life Insurance Company since February
                                   1995.

Don M. Ward                        Executive Vice President of USL since March 2000. Elected Executive Vice President of American
                                   General Life Insurance Company in April 2000. Senior Vice President-Variable Products-Marketing
                                   of American General Life Insurance Company in (February 1998 - April 2000). Vice President of
                                   Pacific Life Insurance Company, Newport Beach, CA (1991 -February 1998).

Thomas M. Zurek                    General Counsel of USL since December 1998. Executive Vice President since September 1999.
                                   Secretary of USL (June 1999 -June 2000). In February 1998 named as Senior Vice President and
                                   Deputy General Counsel of American General Corporation. Attorney Shareholder with Nyemaster,
                                   Goode, Voigts, West, Hansell & O'Brien, Des Moines, Iowa (June 1992 - February 1998).

NAME                               BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------       ----------------------------------------------
Wayne A. Barnard                   Senior Vice President of USL since September 1998. Senior Vice President of American General Life
                                   Insurance Company since November 1997 and Vice President since February, 1991.

Robert M. Beuerlein                Senior Vice President and Chief Actuary of USL since September 1999. Senior Vice President and
                                   Chief Actuary of American General Life Insurance Company since September 1999. Previously held position of Vice President of American General Life Insurance Company since December 1998.
                                   Director, Senior Vice President and Chief Actuary of The Franklin Life Insurance Company,
                                   Springfield, Illinois (January 1991 - June 1999).

Felix C. Curcuru                   Senior Vice President of USL since 1967.

William F. Guterding               Senior Vice President and Chief Underwriting Officer of USL since October of 1991.

Robert F. Herbert, Jr.             Senior Vice President of USL since September 1998 and a Director of USL since June 1997.
                                   Director, Senior Vice President and Treasurer of American General Life Insurance Company since
                                   May 1996, and Controller and Actuary from June 1988 to May 1996.

William J. Leary                   Senior Vice President of USL since June 1999. Vice President of Aetna U.S. Healthcare, Hartford,
                                   Connecticut (1995 - 1999). Vice President of Healthnetwork, Oakbrook, Illinois (1994 -1995).

Simon J. Leech                     Senior Vice President of USL since September 1998. In July 1997 named as Senior Vice President-
                                   Houston Service Center for American General Life Insurance Company. Various positions with
                                   American General Life Insurance Company since 1981, including Director of Policy Owners' Service
                                   Department in 1993, and Vice President-Policy Administration in 1995.

Randy J. Marash                    Senior Vice President of USL since July 1991.

Robert Stuchiner                   Senior Vice President of USL since September 1998. Chief Marketing Office of TowerMark Brokerage
                                   Services, Inc., New York, New York (September 1990 - September 1998).

NAME                               BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------       ----------------------------------------------


Alfred N. Thome                    Senior Vice President of USL since September 2000. Senior Vice President of American General
                                   Assurance Company, Neptune, New Jersey, since August 1998. Executive Vice President of USLIFE
                                   Credit Life Insurance Company, Schaumburg, Illinois (June 1995 - August 1998).

Roy Van Washington                 Senior Vice President and Chief Compliance Officer of USL since May 2000. Vice President of
                                   Lincoln National Life, Fort Wayne, Indiana (August 1989 - May 2000).

William A. Bacas                   Director of USL since June 1997. Partner with Bacas & Krogmann, Attorneys at Law, Glens Falls, NY since 1972.

Ronald E. Blaylock                 Director of USL since November 2000. Chairman and Chief Executive Officer of Blaylock & Partners,
                                   L.P, New York, New York since 1993.

Patricia O. Ewers                  Director of USL since June 1997. President of Pace University, New York, New York since 1990.

Thomas H. Fox                      Director of USL since June 1997. Director of American General Life Insurance Company since 1995 and Director of Swiss Re America Holding Corporation, New York, New York since 1992.

William J. O'Hara, Jr.             Director of USL since June 1997. Chief Executive Officer of A J Tech, Vista, California since
                                   1997. President of William J. O'Hara, New York, New York (1992 - 1996).


     The principal business address of each officer listed above is our Home Office; except that the street number for Messrs. Barnard, Britton, Fravel, Herzog, LaGrasse, Leech, Martin, and Zurek is 2929 Allen Parkway, the street number for Mr. Friend is 2727 Allen Parkway, the street address for Messrs. Beuerlein and Herbert, is 2727-A Allen Parkway, and the street address for Messrs. Curcuru, Keeler, Leary, and Marash is 3600 Rt. 66, Neptune, New Jersey.

PRINCIPAL UNDERWRITER'S MANAGEMENT

The directors and principal officers of the principal underwriter are:

                                POSITION AND OFFICES
                                WITH UNDERWRITER,
NAME AND PRINCIPAL              AMERICAN GENERAL
BUSINESS ADDRESS                SECURITIES, INCORPORATED
------------------------------------------------------------
F. Paul Kovach, Jr.             Director and Chairman,
2727 Allen Parkway              President and Chief Executive Officer
Houston, TX 77019

Rodney O. Martin, Jr.           Director and Vice Chairman
2929 Allen Parkway
Houston, TX 77019

Donald W. Britton               Director and Assistant
2929 Allen Parkway              Vice President
Houston, TX  77019

Royce G. Imhoff, II             Director
2727-A Allen Parkway
Houston, TX 77019

Alice T. Kane                   Director
125 Maiden Lane
New York, NY 10038

J. Andrew Kalbaugh              Vice President -
2727 Allen Parkway              Chief Marketing Officer
Houston, TX 77019

Sander J. Ressler               Vice President,
2727 Allen Parkway              Chief Compliance Officer and
Houston, TX  77019              Secretary

Don M. Ward                     Vice President
2727 Allen Parkway
Houston, TX 77019

Lucille S. Martinez             Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Pauletta P. Cohn                Assistant Secretary
2727 Allen Parkway
Houston, TX  77019

Robert F. Herbert, Jr.          Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

                                POSITION AND OFFICES
                                WITH UNDERWRITER,
NAME AND PRINCIPAL              AMERICAN GENERAL
BUSINESS ADDRESS                SECURITIES, INCORPORATED
------------------------------------------------------------
D. Lynne Walters                Assistant Tax Officer
2929 Allen Parkway
Houston, TX 77019


LEGAL MATTERS

     We are not involved in any legal proceedings that would be considered material with respect to a Policy owner's interest in Separate Account USL VL-R. Pauletta P. Cohn, Esquire, Deputy General Counsel of American General Life Companies, an affiliate of USL, has opined as to the validity of the Policies.

ACCOUNTING AND AUDITING EXPERTS

     The consolidated balance sheets of USL as of December 31, 2000 and 1999 and the related consolidated statements of income, statements of comprehensive income, statements of shareholders' equity, and statements of cash flows for the years ended December 31, 2000, 1999 and 1998 included in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere in this prospectus, and are included in this prospectus in reliance upon such reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing. The address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019.

ACTUARIAL EXPERT

     Actuarial matters have been examined by Robert M. Beuerlein, who is Senior Vice President and Chief Actuary of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

SERVICES AGREEMENTS

     American General Life Companies ("AGLC") is party to an existing general services agreement with USL. AGLC, an affiliate of American General Life Insurance Company, is a Delaware business trust established on December 30, 2000. Prior to that date, AGLC was a Delaware corporation. Pursuant to this agreement, AGLC provides services to USL, including most of the administrative, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for USL and the Platinum Investor Policies.

     We have entered into various services agreements with most of the advisers or administrators for the Mutual Funds. We receive fees for the administrative services we perform. These fees do not result in any additional charges under the Policies that are not described under "What charges will USL deduct from my investment in a Policy?"

     We have entered into a services agreement with PIMCO Variable Insurance Trust under which we receive fees paid directly by this Mutual Fund for services we perform.

CERTAIN POTENTIAL CONFLICTS

     The Mutual Funds sell shares to separate accounts of insurance companies (and may sell shares to certain qualified plans), both affiliated and not affiliated with USL. We currently do not foresee any disadvantages to you arising out of such sales. Differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict. For example, violation of the federal tax laws by one separate account investing in the Funds could cause the contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. However, each Mutual Fund has advised us that its board of trustees (or directors) intends to monitor events to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that a Fund's response to any such event insufficiently protects our Policy owners, we will see to it that appropriate action is taken to do so, as well as report any material irreconcilable conflicts that we may know exist to each Mutual Fund as soon as a conflict exists. If it becomes necessary for any separate account to replace shares of any Mutual Fund in which it invests, that Fund may have to liquidate securities in its portfolio on a disadvantageous basis.

                              FINANCIAL STATEMENTS

     The financial statements of USL contained in this prospectus should be considered to bear only upon the ability of USL to meet its obligations under Platinum Investor Policies. They should not be considered as bearing upon the investment experience of Separate Account USL VL-R.

                                                                PAGE TO
FINANCIAL STATEMENTS OF                                         SEE IN THIS
SEPARATE ACCOUNT USL VL-R                                       PROSPECTUS
---------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors..........     USL VL-R-1
Summary of Financial Statements............................     USL VL-R-2
Statement of Net Assets as of December 31, 2000 and 1999...     USL VL-R-3
Statement of Operations for the twelve months ended
   December 31, 2000 and 1999..............................     USL VL-R-3
Statement of Changes in Net Assets for the twelve months
   ended December 31, 2000 and 1999........................     USL VL-R-6
Notes to Financial Statements..............................     USL VL-R-9

                                                                              PAGE TO
FINANCIAL STATEMENTS OF                                                     SEE IN THIS
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK             PROSPECTUS
----------------------------------------------------------------          ---------------
Report of Ernst & Young LLP, Independent Auditors........................       F-1
Balance Sheets as of December 31, 2000 and 1999..........................       F-2
Statements of Income for the years ended
   December 31, 2000, 1999 and 1998......................................       F-4
Statements of Comprehensive Income for
   the years ended December 31, 2000, 1999, and 1998.....................       F-5
Statements of Shareholder's Equity for the years
   ended December 31, 2000, 1999 and 1998................................       F-6
Statements of Cash Flows for the years ended
   December 31, 2000, 1999 and 1998......................................       F-7
Notes to Financial Statements............................................       F-8

                        REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK AND CONTRACT OWNERS OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT  USL VL-R - PLATINUM INVESTOR


We have audited the accompanying statement of net assets of The United States Life Insurance Company in the City of New York Separate Account USL VL-R - Platinum Investor (comprised of the following divisions: AIM V.I. International Equity Fund, AIM V.I. Value Fund, Dreyfus VIF Quality Bond Fund, Dreyfus VIF Small Cap Portfolio, MFS Emerging Growth Series, North American - AG International Equities Fund, North American - AG MidCap Index Fund, North American - AG Money Market Fund, North American - AG Stock Index Fund, Putnam VT Growth and Income Fund - Class IB Shares, Putnam VT International Growth and Income Fund - Class IB Shares, SAFECO Equity Portfolio, SAFECO Growth Opportunities Portfolio, UIF Equity Growth Portfolio, Van Kampen LIT Strategic Stock Portfolio - Class I Shares) (collectively, the "Separate Account") as of December 31, 2000, and the related statements of operations and the statements of changes in net assets for the periods ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the divisions constituting Separate Account USL VL-R - Platinum Investor at December 31, 2000, the results of their operations and changes in their net assets for the periods then ended, in conformity with accounting principles generally accepted in the United States.


                                  ERNST & YOUNG LLP

Houston, Texas
March 5, 2001

                                   USL VL-R-1

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
PLATINUM INVESTOR DIVISIONS
SEPARATE ACCOUNT USL VL-R

SUMMARY OF FINANCIAL STATEMENTS


                                                                                 ALL DIVISIONS
                                                                                 -------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000

ASSETS:
  Investment securities - at market (cost $1,287,473)                            $1,194,384
  Due to The United States Life Insurance Company in the City of New York              (375)
                                                                                 ----------
    NET ASSETS                                                                   $1,194,009
                                                                                 ==========

STATEMENT OF OPERATIONS
PERIOD ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends from mutual funds                                                    $    3,570

EXPENSES:
  Mortality and expense risk and administrative fees                                (21,418)
                                                                                 ----------
     NET INVESTMENT LOSS                                                            (17,848)
                                                                                 ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                                   (9,242)
  Capital gain distributions from mutual funds                                       28,028
  Net unrealized depreciation of investments during the period                      (93,089)
                                                                                 ----------

     NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                (74,303)
                                                                                 ----------
     DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $  (92,151)
                                                                                 ==========

STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED DECEMBER 31, 2000

OPERATIONS:
  Net investment loss                                                            $  (17,848)
  Net realized loss on investments                                                   (9,242)
  Capital gain distributions from mutual funds                                       28,028
  Net unrealized depreciation of investments during the period                      (93,089)
                                                                                 ----------
     Decrease in net assets resulting from operations                               (92,151)
                                                                                 ----------
PRINCIPAL TRANSACTIONS:
  Net premiums and net transfers                                                  1,060,521
  Purchase payments from internal rollover transactions                             274,493
  Cost of insurance and maintenance charges                                         (48,854)
                                                                                 ----------
     Increase in net assets resulting from principal transactions                 1,286,160
                                                                                 ----------
  TOTAL INCREASE IN NET ASSETS                                                    1,194,009

NET ASSETS:
  Beginning of period                                                                     -
                                                                                 ----------
  End of period                                                                  $1,194,009
                                                                                 ==========


See accompanying notes.

                                   USL VL-R-2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
PLATINUM INVESTOR DIVISIONS
SEPARATE ACCOUNT USL VL-R

                                                                                             DIVISIONS
                                                                   -----------------------------------------------------------------
                                                                      AIM V.I.                        Dreyfus VIF     Dreyfus VIF
                                                                    International   AIM V.I. Value    Quality Bond      Small Cap
                                                                   Equity Fund (1)    Fund (2)           Fund (3)      Portfolio (2)
                                                                   ---------------  --------------    ------------    --------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000

ASSETS:
  Investment securities - at market                                      $11,859         $ 95,502          $2,762         $15,296
  Due from (to) The United States Life Insurance Company
     in the City of New York                                                 (72)             (96)            629             (86)
                                                                         -------         --------          ------         -------
     NET ASSETS                                                          $11,787         $ 95,406          $3,391         $15,210
                                                                         =======         ========          ======         =======
STATEMENTS OF OPERATIONS
PERIOD ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends from mutual funds                                            $    28         $    121         $    27         $    43

EXPENSES:
  Mortality and expense risk and administrative fees                         (96)             588             (30)            483
                                                                         -------         --------          ------         -------
     NET INVESTMENT INCOME (LOSS)                                            (68)             709              (3)            526
                                                                         -------         --------          ------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                      -           (2,199)              -            (648)
  Capital gain distributions from mutual funds                               692            4,224               -           6,418
  Net unrealized appreciation (depreciation) of investment
    during the period                                                     (2,329)         (17,396)             55          (5,988)
                                                                         -------         --------          ------         -------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (1,637)         (15,371)             55            (218)
                                                                         -------         --------          ------         -------
     INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(1,705)        $(14,662)         $   52         $   308
                                                                         =======         ========          ======         =======

-----------
(1) Since Inception June 2000
(2) Since Inception March 2000
(3) Since Inception November 2000
(4) Since Inception October 2000
(5) Since Inception May 2000
(6) Since Inception July 2000

See accompanying notes.

                                   USL VL-R-3


                                                             DIVISIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Putnam VT      Putnam VT
                  North American -   North American  North American                   Growth and   International         SAFECO
MFS Emerging      AG International    - AG MidCap     - AG Money     North American   Income Fund     Growth             Equity
  Growth              Equities          Index        Market Fund       - AG Stock     - Class IB   and Income Fund -    Portfolio
 Series (2)           Fund (4)         Fund (2)          (2)         Index Fund (1)   Shares (5)   Class IB Shares (2)     (6)
------------      ----------------   --------------  --------------  --------------   -----------  -------------------  ------------
$108,148               $2,951             $17,990         $535,333        $156,705         $4,114       $56,996           $44,495
     493                  363                   2               55            (678)          (133)           56               (33)
--------               ------             -------         --------        --------         ------       -------           -------
$108,641               $3,314             $17,992         $535,388        $156,027         $3,981       $57,052           $44,462
========               ======             =======         ========        ========         ======       =======           =======


$      -               $    2             $    51         $  2,360        $    597         $    -       $     -           $   341
   1,049                  (29)                741          (21,909)         (3,192)            13            23               (71)
--------               ------             -------         --------        --------         ------       -------           -------
   1,049                  (27)                792          (19,549)         (2,595)            13            23               270
--------               ------             -------         --------        --------         ------       -------           -------


  (1,883)                   -                (633)               -          (1,364)             -          (136)               33
       -                  350               3,802                -           4,326              -             -                 -
 (19,849)                (266)             (3,466)               -         (19,741)           156         3,723                 -
--------               ------             -------         --------        --------         ------       -------           -------
 (21,732)                  84                (297)               -         (16,779)           156         3,587                33
--------               ------             -------         --------        --------         ------       -------           -------
$(20,683)              $   57             $   495         $(19,549)       $(19,374)        $  169       $ 3,610           $   303
========               ======             =======         ========        ========         ======       =======           =======

                                   USL VL-R-4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
PLATINUM INVESTOR DIVISIONS
SEPARATE ACCOUNT USL VL-R

                                                                                                   DIVISIONS
                                                                                 ---------------------------------------------------
                                                                                                                 Van Kampen LIT
                                                                                 SAFECO Growth    UIF Equity     Strategic Stock
                                                                                 Opportunities      Growth       Portfolio- Class I
                                                                                 Portfolio (1)    Portfolio (2)      Shares (3)
                                                                                 -------------    -------------  ------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000

ASSETS:
  Investment securities - at market                                                $   1,488         $ 137,481          $ 3,264
  Due to The United States Life Insurance Company in the City of New York               (599)             (251)             (25)
                                                                                   ---------         ---------          -------
     NET ASSETS                                                                    $     889         $ 137,230          $ 3,239
                                                                                   =========         =========          =======
STATEMENTS OF OPERATIONS
PERIOD ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends from mutual funds                                                      $       -         $       -          $     -

EXPENSES:
  Mortality and expense risk and administrative fees                                      26               991               (5)
                                                                                   ---------         ---------          -------
     NET INVESTMENT INCOME (LOSS)                                                         26               991               (5)
                                                                                   ---------         ---------          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                                         -            (2,412)               -
  Capital gain distributions from mutual funds                                           162             8,054                -
  Net unrealized appreciation (depreciation) of investments during the period           (182)          (28,093)             287
                                                                                   ---------         ---------          -------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                             (20)           (22,451)             287
                                                                                   ---------         ---------          -------
     INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $       6         $ (21,460)         $   282
                                                                                   =========         =========          =======

-----------
(1) Since Inception May 2000
(2) Since Inception June 2000
(3) Since Inception October 2000

See accompanying notes.

                                   USL VL-R-5

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
PLATINUM INVESTOR DIVISIONS
SEPARATE ACCOUNT USL VL-R



                                                                                                      DIVISIONS
                                                                              ------------------------------------------------------
                                                                                AIM V.I.       AIM V.I.   Dreyfus      Dreyfus VIF
                                                                              International     Value    VIF Quality    Small Cap
                                                                              Equity Fund (1)  Fund (2)  Bond Fund (3) Portfolio (2)
                                                                              ---------------  --------  ------------- -------------

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD ENDED DECEMBER 31, 2000

OPERATIONS:
  Net investment income (loss)                                                $      (68)    $      709    $       (3)    $     526
  Net realized loss on investments                                                     -         (2,199)            -          (648)
  Capital gain distributions from mutual funds                                       692          4,224             -         6,418
  Net unrealized (appreciation) depreciation of investments during the period     (2,329)       (17,396)           55        (5,988)
                                                                              ----------     ----------    ----------     ---------
     Increase (decrease) in net assets resulting from operations                  (1,705)       (14,662)           52           308
                                                                              ----------     ----------    ----------     ---------
PRINCIPAL TRANSACTIONS:
  Net premiums and net transfers                                                  15,209        111,550         3,431        15,737
  Purchase payments from internal rollover transactions                                -              -             -             -
  Cost of insurance and maintenance charges                                       (1,717)        (1,482)          (92)         (835)
                                                                              ----------     ----------    ----------     ---------
     Increase in net assets resulting from
       principal transactions                                                     13,492        110,068         3,339        14,902
                                                                              ----------     ----------    ----------     ---------
       TOTAL INCREASE IN NET ASSETS                                               11,787         95,406         3,391        15,210

NET ASSETS:
  Beginning of period                                                                  -              -             -              -
                                                                              ----------     ----------    ----------     ----------
        End of period                                                         $   11,787     $   95,406    $    3,391     $   15,210
                                                                              ==========     ==========    ==========     ==========

UNITS OUTSTANDING, END OF PERIOD:                                              1,060.967      7,515.612       307.825      1,180.816

VALUE PER UNIT:                                                               $11.109252     $12.694356    $11.014381     $12.881347


-----------
(1) Since Inception June 2000
(2) Since Inception March 2000
(3) Since Inception November 2000

See accompanying notes.

                                   USL VL-R-6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
PLATINUM INVESTOR DIVISIONS
SEPARATE ACCOUNT USL VL-R


                                                                                         DIVISIONS
                                                                --------------------------------------------------------------------
                                                                                  NORTH AMERICAN
                                                                                     - AG                             NORTH AMERICAN
                                                                MFS EMERGING       INTERNATIONAL    NORTH AMERICAN      - AG MONEY
                                                                GROWTH SERIES      EQUITIES FUND      - AG MIDCAP      MARKET FUND
                                                                     (1)                (2)          INDEX FUND (1)        (1)
                                                                -------------      -------------     --------------    -------------
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD ENDED DECEMBER 31, 2000

OPERATIONS:
  Net investment income (loss)                                    $    1,049           $     (27)       $      792     $   (19,549)
  Net realized gain (loss) on investments                             (1,883)                  -              (633)              -
  Capital gain distributions from mutual funds                             -                 350             3,802               -
  Net unrealized (appreciation) depreciation of
    investments during the period                                    (19,849)               (266)           (3,466)              -
                                                                  ----------           ---------        ----------     -----------
      Increase (decrease) in net assets resulting from operations    (20,683)                 57               495         (19,549)
                                                                  ----------           ---------        ----------     -----------

PRINCIPAL TRANSACTIONS:
  Net premiums and net transfers                                     132,662               3,318            18,216         310,498
  Purchase payments from internal rollover transactions                    -                   -                 -         274,493
  Cost of insurance and maintenance charges                           (3,338)                (61)             (719)        (30,054)
                                                                  ----------           ---------        ----------     -----------
    Increase in net assets resulting from principal transactions     129,324               3,257            17,497         554,937
                                                                  ----------           ---------        ----------     -----------
  TOTAL INCREASE IN NET ASSETS                                       108,641               3,314            17,992         535,388

NET ASSETS:
  Beginning of period                                                      -                   -                 -               -
                                                                  ----------           ---------        ----------     -----------
  End of period                                                   $  108,641           $   3,314        $   17,992     $   535,388
                                                                  ==========           =========        ==========     ===========

UNITS OUTSTANDING, END OF PERIOD:                                  6,543.777             295.490         1,209.695      47,715.768

VALUE PER UNIT:                                                   $16.602253           $11.215019       $14.873092     $ 11.220366

-----------
(1) Since Inception March 2000
(2) Since Inception October 2000
(3) Since Inception June 2000
(4) Since Inception May 2000
(5) Since Inception July 2000

See accompanying notes.

                                   USL VL-R-7




                                                             DIVISIONS
------------------------------------------------------------------------------------------------------------------------------------
                   PUTNAM VT GROWTH         PUTNAM VT                               SAFECO                         VAN KAMPEN LIT
 NORTH AMERICAN -  AND INCOME FUND -   INTERNATIONAL GROWTH        SAFECO           GROWTH         UIF EQUITY      STRATEGIC STOCK
 AG STOCK INDEX     CLASS IB SHARES     AND INCOME FUND -     EQUITY PORTFOLIO   OPPORTUNITIES       GROWTH      PORTFOLIO - CLASS I
   FUND(3)               (4)           CLASS IB SHARES (1)          (5)           PORTFOLIO(4)    PORTFOLIO(3)       SHARES(2)
 --------------  ------------------   --------------------   ----------------    -------------    ------------   -------------------
 $    (2,595)        $       13           $       23            $      270          $      26      $      991        $       (5)
      (1,364)                 -                 (136)                   33                  -          (2,412)                -
       4,326                  -                    -                     -                162           8,054                 -
     (19,741)               156                3,723                     -               (182)        (28,093)              287
 -----------         ----------           ----------            ----------          ---------      ----------        ----------
     (19,374)               169                3,610                   303                  6         (21,460)              282
 -----------         ----------           ----------            ----------          ---------      ----------        ----------

     178,519              4,397               54,831                45,894              1,757         161,524             2,978
           -                  -                    -                     -                  -               -                 -
      (3,118)              (585)              (1,389)               (1,735)              (874)         (2,834)              (21)
 -----------         ----------           ----------            ----------          ---------      ----------        ----------
     175,401              3,812               53,442                44,159                883         158,690             2,957
 -----------         ----------           ----------            ----------          ---------      ----------        ----------
     156,027              3,981               57,052                44,462                889         137,230             3,239

           -                  -                    -                     -                  -               -                 -
 -----------         ----------           ----------            ----------          ---------      ----------        ----------

 $   156,027         $    3,981           $   57,052            $   44,462          $     889      $  137,230        $    3,239
 ===========         ==========           ==========            ==========          =========      ==========        ==========

  12,774.079            355.721            4,889.695             4,153.158            106.097      10,694.211           286.296

 $ 12.214342         $11.191872           $11.667895            $10.705647          $8.375448      $12.832128        $11.313631

                                   USL VL-R-8

NOTES TO FINANCIAL STATEMENTS
PLATINUM INVESTOR DIVISIONS
SEPARATE ACCOUNT USL VL-R

NOTE A - ORGANIZATION

  The Platinum Investor Divisions (the "Divisions") of The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account") received their first deposits in March 2000. The Separate Account was established by resolution of the Board of Directors of The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust and consists of forty-one investment divisions at December 31, 2000.

  The forty-one Divisions, funded by series of independently managed mutual fund portfolios ("Funds"), available through Platinum Investor Variable Life Insurance Policies, are as follows:

AIM VARIABLE INSURANCE FUNDS ("V.I."):                        NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
  AIM V.I. International Equity Fund                          (FORMERLY "AMERICAN GENERAL SERIES PORTFOLIO
  AIM V.I. Value Fund                                         COMPANY") (A RELATED PARTY):
                                                                International Equities Fund
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("VP"):              MidCap Index Fund
  VP Value Fund *                                               Money Market Fund
                                                                Nasdaq-100 Index Fund *
AYCO SERIES TRUST:                                              Stock Index Fund
  Ayco Large Cap Growth Fund I *                                Small Cap Index Fund *
                                                                Science & Technology Fund *
DREYFUS INVESTMENT PORTFOLIOS ("IP"):
  MidCap Stock Portfolio *                                    PIMCO VARIABLE INSURANCE TRUST ADMIN. CLASS:
                                                                PIMCO Short-Term Bond Portfolio *
DREYFUS VARIABLE INVESTMENT FUND ("VIF"):                       PIMCO Real Return Bond Portfolio *
  Quality Bond Portfolio                                        PIMCO Total Return Bond Portfolio *
  Small Cap Portfolio
                                                              PUTNAM VARIABLE TRUST - CLASS IB SHARES ("VT"):
FIDELITY VARIABLE INSURANCE PRODUCTS FUND ("VIP"):              Putnam VT Diversified Income Fund *
  VIP Equity-Income Portfolio *                                 Putnam VT Growth and Income Fund
  VIP Growth Portfolio *                                        Putnam VT International Growth and Income Fund
  VIP Asset Manager Portfolio *
  VIP Contrafund Portfolio *                                  SAFECO RESOURCE SERIES TRUST ("RST"):
                                                                Equity Portfolio
JANUS ASPEN SERIES - SERVICE SHARES:                            Growth Opportunities Portfolio
  International Growth Portfolio *
  Worldwide Growth Portfolio *                                THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
  Aggressive Growth Portfolio *                                 Equity Growth Portfolio
                                                                High Yield Portfolio *
J.P. MORGAN SERIES TRUST II:
  J.P. Morgan Small Company Portfolio *                       VANGUARD VARIABLE INSURANCE FUND ("VIF"):
                                                                High Yield Bond Portfolio *
MFS VARIABLE INSURANCE TRUST:                                   REIT Index Portfolio *
  MFS Emerging Growth Series
  MFS Research Series *                                       VAN KAMPEN LIFE INVESTMENT TRUST ("LIT") - CLASS I
  MFS Capital Opportunities Series *                          SHARES:
  MFS New Discovery Series *                                    Strategic Stock Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("AMT"):           WARBURG PINCUS TRUST:
  Mid-Cap Growth Portfolio *                                    Small Company Growth Portfolio *

* As of December 31, 2000, these Divisions are not active.

  Net premiums are allocated to the Divisions and invested in accordance with contract owner's instructions. There is no assurance that the investment objectives of any of the divisions will be met. Contract owners solely bear the investment risk of premium payments allocated to a division.

                                   USL VL-R-9

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

  The accompanying financial statements of the Divisions of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("GAAP"). The accounting principles followed by the Divisions and the methods of applying those principles are presented below.

  SECURITY VALUATION - The investments in shares of the Funds listed above are valued at the closing net asset value (market) per share as determined by the fund on the day of measurement.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

  POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policyholder's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy at an effective annual rate of 4%, and loan interest is charged to the policy at an effective annual rate of 4.75%. Loan repayments are invested in the policyholder's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

CONTRACT CHARGES

  DEDUCTIONS FROM PREMIUM PAYMENTS. Certain jurisdictions require that a deduction be made from each premium payment for taxes. The amount of such deduction currently ranges from 0.75% to 3.5%. Prior to allocation to the Separate Account, an additional 2.5% is deducted from each after-tax premium payment. For the period ended December 31, 2000, this deduction totaled $26,488.

  SEPARATE ACCOUNT CHARGES. Currently, daily charges at an annual rate of 0.75% on the daily net asset value of the Divisions are paid to the Company. These charges are made in return for the Company's assumption of mortality and expense risks associated with the policies issued.

  For each policy, a reduction in the current daily charge by 0.25% will occur after policy year 10, and a further reduction of 0.25% will occur after policy year 20. Because the policies were first offered in 2000, no decreases in daily charges have occurred for any outstanding policy.

  Other charges paid to the Company include: deductions for monthly administrative charges, the cost of insurance, additional benefit riders, and withdrawal charges.

  The monthly maintenance charge deduction is $6 for each policy in force.

  Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. For the period ended December 31, 2000, cost of insurance and maintenance charges of $48,854 were collected.

  Surrender charges are deducted if the policy is surrendered during the policy's first 10 years. Beginning in the fourth policy year, the amount of the surrender charge decreases by a constant amount each policy year. In addition, a transaction fee per policy is charged for each partial surrender made, and each transfer in excess of 12 during a policy year is subject to a charge of $25. No surrender charges or transaction fees were collected for the period ended December 31, 2000.

  USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets an liabilities and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

                                  USL VL-R-10

SEPARATE ACCOUNT USL VL-R - PLATINUM INVESTOR DIVISIONS
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the internal revenue
code.   Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

NOTE D - SECURITY PURCHASES AND SALES

  For the period ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments were:


                                        FUNDS                                            PURCHASES         SALES
                                        -----                                            ----------      ---------
AIM V.I. International Equity Fund                                                       $   14,187      $       -
AIM V.I. Value Fund                                                                         127,124         12,027
Dreyfus VIF Quality Bond Portfolio                                                            2,707              -
Dreyfus VIF Small Cap Portfolio                                                              34,523         12,591
MFS Emerging Growth Series                                                                  137,166          7,285
North American - AG International Equities Fund                                               3,217              -
North American - AG Mid Cap Index Fund                                                       34,484         12,395
North American - AG Money Market Fund                                                     1,216,023        680,691
North American - AG Stock Index Fund                                                        190,155         12,344
Putnam VT - Growth and Income Fund - Class IB Shares                                          3,959              -
Putnam VT - International Growth and Income Fund - Class IB Shares                           67,443         14,034
SAFECO RST Equity Portfolio                                                                  45,837          1,375
SAFECO RST Growth Opportunities Portfolio                                                     1,670              -
UIF Equity Growth Portfolio                                                                 179,622         11,637
Van Kampen LIT Strategic Stock Portfolio - Class I Shares                                     2,977              -
                                                                                         ----------       --------
TOTAL                                                                                    $2,061,094       $764,379
                                                                                         ==========       ========

                                  USL VL-R-11

NOTE E - INVESTMENTS

     The cost of fund shares is the same for financial reporting and income tax purposes. The following is a summary of Fund shares owned as of December 31, 2000.



                                                                                 VALUE OF                       UNREALIZED
                                                                 NET ASSET      SHARES AT         COST OF      APPRECIATION/
                FUNDS                                SHARES        VALUE          MARKET        SHARES HELD    (DEPRECIATION)
                -----                                ------      ---------      ----------      -----------    --------------
AIM Variable Insurance Funds
       AIM V.I. International Equity Fund             589.393      $20.12       $   11,859      $   14,187       $ (2,328)
       AIM V.I. Value Fund                          3,496.955       27.31           95,502         112,898        (17,396)
                                                                                ----------      ----------       --------
                                                                                   107,361         127,085        (19,724)

Dreyfus Variable Investment Fund
       Quality Bond Portfolio                         242.517       11.39            2,762           2,707             55
       Small Cap Portfolio                            379.555       40.30           15,296          21,284         (5,988)
                                                                                ----------      ----------       --------
                                                                                    18,058          23,991         (5,933)

MFS Variable Insurance Trust
       MFS Emerging Growth Series                   3,749.934       28.84          108,148         127,997        (19,849)
                                                                                ----------      ----------       --------
                                                                                   108,148         127,997        (19,849)

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
       International Equities Fund                    298.027        9.90            2,951           3,217           (266)
       MidCap Index Fund                              915.543       19.65           17,990          21,456         (3,466)
       Money Market Fund                          535,333.340        1.00          535,333         535,333              -
       Stock Index Fund                             4,038.796       38.80          156,705         176,446        (19,741)
                                                                                ----------      ----------       --------
                                                                                   712,979         736,452        (23,473)

PUTNAM VARIABLE TRUST - CLASS IB SHARES
       Putnam VT Growth and Income Fund               159.711       25.76            4,114           3,959            155
       Putnam VT International Growth and
         Income Fund                                4,301.594       13.25           56,996          53,273          3,723
                                                                                ----------      ----------       --------
                                                                                    61,110          57,232          3,878

SAFECO RESOURCE SERIES TRUST
       Equity Portfolio                             1,620.360       27.46           44,495          44,495              -
       Growth Opportunities Portfolio                  79.087       18.81            1,488           1,670           (182)
                                                                                ----------      ----------       --------
                                                                                    45,983          46,165           (182)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       Equity Growth Portfolio                      8,202.908       16.76          137,481         165,574        (28,093)
                                                                                ----------      ----------       --------
                                                                                   137,481         165,574        (28,093)

VAN KAMPEN LIFE INVESTMENT TRUST -
 CLASS I SHARES
       Strategic Stock Portfolio                      272.938       11.96            3,264           2,977            287
                                                                                ----------      ----------       --------
Total                                                                           $1,194,384      $1,287,473       $(93,089)
                                                                                ==========      ==========       ========

                                  USL VL-R-12

SEPARATE ACCOUNT USL VL-R - PLATINUM INVESTOR DIVISIONS
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

SUMMARY OF CHANGES IN UNITS FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                               DIVISIONS
                                     -----------------------------------------------------------------------------------------------
                                        AIM V.I.                             DREYFUS VIF        DREYFUS VIF
                                     INTERNATIONAL      AIM V.I. VALUE      QUALITY BOND         SMALL CAP          MFS EMERGING
                                      EQUITY FUND            FUND             PORTFOLIO          PORTFOLIO          GROWTH SERIES
                                     -------------      --------------      ------------        -----------         -------------
Outstanding at beginning
 of period                                     -                   -                  -                  -                    -
Net premiums                             223.917             123.802            132.582            193.088              272.808
Transfers between funds                  979.624           7,517.052            183.719          1,049.890            6,451.784
Cost of insurance and
 administration charges                 (142.574)           (125.242)            (8.476)           (62.162)            (180.815)
                                       ---------           ---------        -----------         ----------            ---------
Outstanding at end of period           1,060.967           7,515.612            307.825          1,180.816            6,543.777
                                       =========           =========        ===========         ==========            =========

                                   NORTH AMERICAN -    NORTH AMERICAN -   NORTH AMERICAN -   NORTH AMERICAN -     PUTNAM VT GROWTH
                                   AG INTERNATIONAL     AG MIDCAP INDEX    AG MONEY MARKET    AG STOCK INDEX      AND INCOME FUND -
                                     EQUITES FUND            FUND               FUND               FUND            CLASS IB SHARES
                                   ----------------    ----------------   ----------------   ----------------     -----------------
Outstanding at beginning
 of period                                     -                   -                  -                  -                    -
Net premiums                              77.831             179.545        104,253.748          9,985.339               26.392
Transfers between funds                  223.194           1,078.312        (53,833.029)         3,028.983              400.081
Cost of insurance and
 administration charges                   (5.535)            (48.162)        (2,704.951)          (240.243)             (70.752)
                                       ---------           ---------        -----------         ----------            ---------
Outstanding at end of period             295.490           1,209.695         47,715.768         12,774.079              355.721
                                       =========           =========        ===========         ==========            =========

                                      PUTNAM VT
                                    INTERNATIONAL                           SAFECO RST                              VAN KAMPEN LIT
                                     GROWTH AND                               GROWTH                               STRATEGIC STOCK
                                    INCOME FUND -        SAFECO RST        OPPORTUNITIES       UIF EQUITY        PORTFOLIO - CLASS I
                                   CLASS IB SHARES    EQUITY PORTFOLIO       PORTFOLIO      GROWTH PORTFOLIO           SHARES
                                   ---------------    ----------------     -------------    ----------------     -------------------
Outstanding at beginning
 of period                                     -                   -                  -                  -                    -
Net premiums                              50.095                   -                  -             88.026                    -
Transfers between funds                4,962.263           4,279.235            176.818         10,808.769              288.240
Cost of insurance and
 administration charges                 (122.663)           (126.077)           (70.721)          (202.584)              (1.944)
                                       ---------           ---------        -----------         ----------            ---------
Outstanding at end of period           4,889.695           4,153.158            106.097         10,694.211              286.296
                                       =========           =========        ===========         ==========            =========

                                  USL VL-R-13

                              FINANCIAL STATEMENTS

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

        The United States Life Insurance Company in the City of New York

                              Financial Statements

                  Years ended December 31, 2000, 1999 and 1998



                                    CONTENTS

Report of Independent Auditors..........................................1

Audited Financial Statements

Balance Sheets..........................................................2
Statements of Income....................................................4
Statements of Comprehensive Income......................................5
Statements of Shareholder's Equity......................................6
Statements of Cash Flows................................................7
Notes to Financial Statements...........................................8

                         Report of Independent Auditors

Board of Directors and Shareholder
The United States Life Insurance Company in the City of New York

We have audited the accompanying balance sheets of The United States Life Insurance Company in the City of New York (an indirectly wholly owned subsidiary of American General Corporation) as of December 31, 2000 and 1999, and the related statements of income, comprehensive income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP
                                        ---------------------------------
March 16, 2001                          ERNST & YOUNG LLP

        The United States Life Insurance Company in the City of New York

                                 Balance Sheets

                                                           DECEMBER 31
                                                       2000          1999
                                                 ------------------------------
                                                          (In Thousands)

ASSETS
Investments:
  Fixed maturity securities, at fair value
   (amortized cost - $1,807,155 in 2000 and
   $1,688,015 in 1999)                              $1,811,628     $1,665,005

  Equity securities, at fair value (cost -
   $20,394 in 2000 and $13,304 in 1999)                 20,440         13,366

  Mortgage loans on real estate                        122,806        112,031
  Policy loans                                          77,871         82,784
  Investment real estate                                     -          1,556
  Other long-term investments                              424            317
  Short-term investments                                65,815        191,474
                                                 ------------------------------
Total investments                                    2,098,984      2,066,533

Cash                                                    13,099          8,571
Indebtedness from affiliates                             3,946          1,170
Accrued investment income                               33,079         33,724
Accounts and premiums receivable                        93,236         93,275
Reinsurance recoverable                                652,247        629,306
Deferred policy acquisition costs                      144,320        146,686
Property and equipment                                   4,422          4,345
Assets held in separate accounts                         1,880              -
Other assets                                            25,164         18,369
                                                  ------------------------------
Total assets                                        $3,070,377     $3,001,979
                                                  ==============================



See accompanying notes.

                                                           December 31
                                                       2000          1999
                                                 -----------------------------
                                                        (In Thousands)

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits
      Life and Annuity                              $1,641,586    $1,675,300
      Accident & Health                                430,575       385,877
 Other policy claims and benefits payable              106,105       117,684
 Other policyholders' funds                            107,440       109,832
 Federal income taxes                                  (36,818)      (50,189)
 Indebtedness to affiliates                              2,791         1,568
 Reinsurance payable                                   108,425       122,852
 Liabilities held in separate accounts                   1,880             -
 Other liabilities                                     250,269       243,988
                                                 -----------------------------
Total liabilities                                    2,612,253     2,606,912
                                                 -----------------------------


Shareholder's equity:
 Common stock, $2 par value, 1,980,658 shares
  authorized, issued, and outstanding                    3,961         3,961
 Additional paid-in capital                              8,361         8,361
 Accumulated other comprehensive income                 (2,437)      (12,915)
 Retained earnings                                     448,239       395,660
                                                 -----------------------------
Total shareholder's equity                             458,124       395,067
                                                 -----------------------------
Total liabilities and shareholder's equity          $3,070,377    $3,001,979
                                                 =============================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                              Statements of Income

                                                       YEAR ENDED DECEMBER 31
                                                   2000            1999          1998
                                              ------------------------------------------
                                                           (In Thousands)
Revenues:
 Premiums and other considerations               $212,295        $205,554       $594,155
 Net investment income                            162,345         166,695        185,838
 Net realized investment (losses) gains            (4,601)          4,689         (3,951)
 Other                                              7,259           6,330          4,901
                                              ------------------------------------------
Total revenues                                    377,298         383,268        780,943
                                              ------------------------------------------

Benefits and expenses:
 Benefits                                         201,107         203,967        514,020
 Operating costs and expenses                      95,427         124,372        221,115
 Loss on reinsurance settlements                        -               -         59,878
 Litigation settlement                                  -               -         30,689
                                              ------------------------------------------
Total benefits and expenses                       296,534         328,339        825,702
                                              ------------------------------------------
Income (loss) before income tax
  expense (benefit)                                80,764          54,929        (44,759)
Income tax expense (benefit)                       28,185          19,167        (19,308)
                                              ------------------------------------------
Net income (loss)                                $ 52,579        $ 35,762       $(25,451)
                                              ==========================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Comprehensive Income

                                                   YEAR ENDED DECEMBER 31
                                                2000            1999            1998
                                           -----------------------------------------
                                                       (In Thousands)

Net income (loss)                            $52,579       $  35,762        $(25,451)
                                           -----------------------------------------

Other comprehensive income (loss):

 Gross change in unrealized gains (losses)    18,668        (162,179)          8,995
 DPAC                                         (6,471)         61,197         (13,917)
 Tax expense (benefit)                         4,269         (35,345)         (1,724)
                                           -----------------------------------------
       Net gain (loss)                         7,928         (65,637)         (3,198)
                                           -----------------------------------------
Less:
 (Losses) gains realized in net               (8,158)          5,321          (4,166)
  income
 DPAC                                          4,235          (4,289)            (85)
 Tax (benefit) expense                        (1,373)            360          (1,489)
                                           -----------------------------------------
       Net (loss) gain                        (2,550)            672          (2,762)
                                           -----------------------------------------
 Change in net unrealized gains (losses)      10,478         (66,309)           (436)
                                           -----------------------------------------

Comprehensive income (loss)                  $63,057       $ (30,547)       $(25,887)
                                           =========================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Shareholder's Equity

                                                                   YEAR ENDED DECEMBER 31
                                                            2000            1999            1998
                                                      -----------------------------------------------
                                                                    (In Thousands)
Common stock:
 Balance at beginning of year                              $  3,961        $  3,961        $  3,961
 Change during year                                               -               -               -
                                                      -----------------------------------------------
Balance at end of year                                        3,961           3,961           3,961
                                                      -----------------------------------------------
Additional paid-in capital:
 Balance at beginning of year                                 8,361           8,361           8,361
 Change during year                                               -               -               -
                                                      -----------------------------------------------
Balance at end of year                                        8,361           8,361           8,361
                                                      -----------------------------------------------
Accumulated other comprehensive income:
 Balance at beginning of year                               (12,915)         53,394          53,830
 Change in unrealized gains (losses) on securities           10,478         (66,309)           (436)
                                                      -----------------------------------------------
Balance at end of year                                       (2,437)        (12,915)         53,394
                                                      -----------------------------------------------
Retained earnings:
 Balance at beginning of year                               395,660         457,898         483,349
 Net income (loss)                                           52,579          35,762         (25,451)
 Dividends paid                                                   -         (98,000)              -
                                                      -----------------------------------------------
Balance at end of year                                      448,239         395,660         457,898
                                                      -----------------------------------------------
Total shareholder's equity                                 $458,124        $395,067        $523,614
                                                      ===============================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                            Statements of Cash Flows

                                                                               YEAR ENDED DECEMBER 31
                                                              2000                  1999                   1998
                                                       -------------------------------------------------------------
                                                                            (In Thousands)
OPERATING ACTIVITIES
Net income (loss)                                          $    52,579            $    35,762            $   (25,451)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Change in accounts and premiums receivable                   14,093                138,588               (167,146)
   Change in future policy benefits                             13,357                (52,714)               174,629
   Amortization of policy acquisition costs                     37,553                 44,123                 66,331
   Policy acquisition costs deferred                           (41,658)               (31,030)               (62,766)
   Change in other policyholders' funds                         (3,033)                 5,927                 22,573
   Provision for deferred income tax expense                     8,139                  2,495                (45,403)
   Depreciation                                                  1,713                  1,294                  1,327
   Amortization                                                 (4,754)                (4,858)                (1,734)
   Change in indebtedness to/from affiliates                    (1,553)                 5,382                 (8,019)
   Change in reinsurance balances                              (37,368)                 4,668               (321,733)
   Net loss (gain) on sale of investments                          366                 (4,689)                 3,951
   Other, net                                                  (11,869)               (21,051)               118,537
                                                       -------------------------------------------------------------
Net cash provided by (used in) operating activities             27,565                123,897               (244,904)
                                                       -------------------------------------------------------------
INVESTING ACTIVITIES
Purchases of investments and loans made                     (5,983,061)            (4,284,385)            (2,833,731)
Sales or maturities of investments and receipts
 from repayment of loans                                     5,964,176              4,286,356              3,183,379
Sales and purchases of property, equipment, and
 software, net                                                  (1,779)                (1,290)                (3,674)
                                                       -------------------------------------------------------------
Net cash (used in) provided by investing activities            (20,664)                   681                345,974
                                                       -------------------------------------------------------------
FINANCING ACTIVITIES
Policyholder account deposits                                  170,698                138,580                131,386
Policyholder account withdrawals                              (173,071)              (161,632)              (232,245)
Dividends paid                                                       -                (98,000)                     -
                                                       -------------------------------------------------------------
Net cash (used in) financing activities                         (2,373)              (121,052)              (100,859)
                                                       -------------------------------------------------------------
Increase in cash                                                 4,528                  3,526                    211
Cash at beginning of year                                        8,571                  5,045                  4,834
                                                       -------------------------------------------------------------
Cash at end of year                                        $    13,099            $     8,571            $     5,045
                                                       =============================================================

Interest paid amounted to approximately $38 thousand, $367 thousand and $5.3 million in 2000, 1999 and 1998 respectively.

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

                               December 31, 2000

NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (the "Company") is domiciled in the State of New York. The Company is a wholly owned subsidiary of USLIFE Corporation. Through the acquisition of USLIFE Corporation by American General Corporation (the "Parent Company") on June 17, 1997, American General Corporation became the ultimate parent of the Company.

The Company offers a broad portfolio of individual life and annuity products as well as group and credit insurance.

The individual life line of business includes universal life, variable universal life, level term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

1.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.2 INSURANCE CONTRACTS (CONTINUED)

contracts generally require the performance of various functions and services over a period of more than one year.

Short-duration contracts include group major medical, dental, term life, AD&D, excess major medical, hospital indemnity and long-term and short-term disability policies. Short-term contracts generally require the performance of various functions and services over a period of one year or less.

The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

1.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2000, 1999 and 1998. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in accumulated other comprehensive income within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.3 INVESTMENTS (CONTINUED)

POLICY LOANS

Policy loans are reported at unpaid principal balance.

INVESTMENT REAL ESTATE

Investment real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

INVESTMENT INCOME

Interest on fixed maturity securities and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS

Realized investment gains (losses) are recognized using the specific-identification method.

1.4 DEFERRED POLICY ACQUISITION COSTS ("DPAC")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

DPAC associated with interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with insurance investment contracts is effectively charged off over the period ending one year beyond the surrender charge period. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

DPAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.4 DEFERRED POLICY ACQUISITION COSTS ("DPAC") (CONTINUED)

rates, expected mortality/morbidity, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.5 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.4). For all other contracts, premiums are recognized when due.

1.6 POLICY AND CONTRACT CLAIMS RESERVES

The Company's insurance and annuity liabilities relate to both long-duration and short-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For long-duration contracts such as interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other long-duration contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.25% to 11.25% at December 31, 2000.

Short-duration contracts are rated based on attained age and are guaranteed issue and thus not subject to the normal wear-off mortality/morbidity patterns. No policy reserves other than unearned premium reserves are held. The unearned premium reserve is based on gross premium and is calculated on a pro rata basis.

Incurred but not reported claim reserves are based upon patterns demonstrated through run-out studies. Reserves for open long-term disability claims are based on the 1985 Commissioner Disability Tables, modified for company experience. The interest rate assumption varies by year of incurral, but averages 6.91%.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table, modified for company experience. The interest rate used for waiver of premium reserves is the same as that used for open long-term disability reserves.

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.7 REINSURANCE

The Company limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

A recoverable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance recoverables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.8 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 41.6%, 38.7%, and 36.7% of individual life insurance in force at December 31, 2000, 1999 and 1998 respectively.

The portion of earnings allocated to participating policyholders that cannot be expected to inure to shareholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2.0 million, $2.2 million and $2.4 million in 2000, 1999 and 1998 respectively.

1.9 INCOME TAXES

The Company was acquired by American General Corporation on June 17, 1997. Following the acquisition, the Company will file a separate life company federal income tax return for five years.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.9 INCOME TAXES (CONTINUED)

valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in fair value of available-for-sale securities are included in accumulated other comprehensive income in shareholder's equity.

1.10 CHANGES IN ACCOUNTING AND REPORTING STANDARDS

In June 1998, the Financial Accounting Standards Board issued SFAS 133, which was amended by Statements 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 and 138, Accounting for Derivative Instruments and Certain Hedging Activities issued in June 1999 and June 2000, respectively (collectively referred to as Statement
133). Statement 133 requires all derivative instruments to be recognized at fair value of a derivative, accounting for which requires all derivative instruments to be recognized at fair value as either assets or liabilities in the balance sheet. Changes in the fair value of a derivative instrument are to be reported as earnings or other comprehensive income, depending upon the intended use of the derivative instrument. This statement is effective for fiscal years beginning after June 15, 2000. Adoption of SFAS 133 is not expected to have a material impact on the Company's results of operations or financial position.

1.11 SEPARATE ACCOUNT BUSINESS

Separate Accounts are assets and liabilities associated with certain contracts, principally variable universal life and variable annuities; for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

1.12 RECLASSIFICATION

Certain prior year amounts have been reclassified to conform to current year presentation.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS

2.1 Investment Income

Investment income by type of investment was as follows:

                                          2000           1999           1998
                                     ---------------------------------------------
                                                      (In Thousands)
Investment income:
 Fixed maturities                       $135,140       $145,074       $176,449
 Equity securities                         1,597             35             49
 Mortgage loans on real estate             9,270          7,750          5,766
 Investment real estate                      137            744          1,556
 Policy loans                              5,196          5,468          5,521
 Other long-term investments                 156          2,866            310
 Short-term investments                   13,547          8,307          2,742
 Investment income from affiliates           139            370             57
                                     ---------------------------------------------
Gross investment income                  165,182        170,614        192,450
Investment expenses                        2,837          3,919          6,612
                                     ---------------------------------------------
Net investment income                   $162,345       $166,695       $185,838
                                     =============================================


2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:


                                                2000            1999             1998
                                     ------------------------------------------------
                                                       (In Thousands)
Fixed maturities:
 Gross gains                            $  5,714         $14,200          $ 2,860
 Gross losses                            (13,872)         (8,879)          (7,026)
 DPAC                                      4,235          (4,289)             (85)
                                     ------------------------------------------------
Total fixed maturities                    (3,923)          1,032           (4,251)
Other investments                           (678)          3,657              300
                                     ------------------------------------------------
Net realized investment (losses)
 gains before tax                         (4,601)          4,689           (3,951)
Income tax (benefit) expense              (1,610)          1,641           (1,383)
Net realized investment (losses)
 gains after tax                        $ (2,991)        $ 3,048          $(2,568)
                                     ================================================

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES


All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.3). Amortized cost and fair value at December 31, 2000 and 1999 were as follows:

                                                 GROSS           GROSS
                                AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                  COST            GAIN           LOSS           VALUE
                               ----------------------------------------------------------
December 31, 2000                                    (In Thousands)
Fixed maturity securities:
 Corporate securities:
   Investment-grade              $1,360,149        $39,966       $(36,908)     $1,363,207
   Below investment-grade            78,177          1,280        (12,503)         66,954
 Mortgage-backed securities*        191,087          2,471           (453)        193,105
 U.S. government obligations        135,522          7,125              -         142,647
 Foreign governments                 34,487          3,665              -          38,152
 State and political                  4,640             81              -           4,721
  subdivisions
 Redeemable preferred stocks          2,886              -           (251)          2,635
 Derivatives                            207              -              -             207
                               ----------------------------------------------------------
Total fixed maturity             $1,807,155        $54,588       $(50,115)     $1,811,628
 securities
                               ==========================================================
Equity securities                $   20,394        $    60       $    (14)     $   20,440
                               ==========================================================

                                                 GROSS          GROSS
                                AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST           GAIN           LOSS           VALUE
                                ----------------------------------------------------------
December 31, 1999                                   (In Thousands)
Fixed maturity securities:
 Corporate securities:
   Investment-grade              $1,422,946        $21,597       $(37,943)     $1,406,600
   Below investment-grade           100,502          1,240         (8,904)         92,838
 Mortgage-backed securities*        111,666            256         (1,067)        110,855
 U.S. government obligations          8,699            535            (79)          9,155
 Foreign governments                 36,839          1,447            (77)         38,209
 State and political                  4,466              -           (161)          4,305
  subdivisions
 Redeemable preferred stock           2,897            159            (13)          3,043
                               ----------------------------------------------------------
Total fixed maturity             $1,688,015        $25,234       $(48,244)     $1,665,005
 securities
                                =========================================================
Equity securities                $   13,304        $    62       $      -      $   13,366
                                =========================================================

* Primarily include pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2000 and 1999.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                                      2000             1999
                                                 -------------------------------
                                                         (In Thousands)
Gross unrealized gains                               $ 54,648        $ 25,296
Gross unrealized losses                               (50,129)        (48,244)
DPAC and other fair value adjustments                  (8,267)          3,079
Deferred federal income taxes                           1,311           6,954
                                                 -------------------------------
Net unrealized gains on securities                   $ (2,437)       $(12,915)
                                                 ===============================

The contractual maturities of fixed maturity securities at December 31, 2000 and 1999 were as follows:

                                              2000                          1999
                               ------------------------------------------------------------
                                    AMORTIZED        MARKET       AMORTIZED        MARKET
                                       COST          VALUE           COST          VALUE
                               ------------------------------------------------------------
                                         (In Thousands)                (In Thousands)
Fixed maturity securities,
 excluding mortgage-
 backed securities:
   Due in one year or less        $  123,246     $  124,195     $  168,709     $  168,912
   Due after one year
    through five years               500,288        510,238        346,556        348,443
   Due after five years
    through ten years                352,879        344,782        421,727        409,119
   Due after ten years               639,655        639,308        639,357        627,676
Mortgage-backed securities           191,087        193,105        111,666        110,855
                               ------------------------------------------------------------
Total fixed maturity
 securities                       $1,807,155     $1,811,628     $1,688,015     $1,665,005
                               ============================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $873.6 million, $779.4 million, and $587.3 million during 2000, 1999, and 1998 respectively.

        The United States Life Insurance Company in the City of New York

2.  INVESTMENTS (CONTINUED)

2.4 INVESTMENT SUMMARY

Investments of the Company were as follows:

                                             December 31, 2000                                  December 31, 1999
                          ------------------------------------------------------------------------------------------------------
                                                                  CARRYING                                            CARRYING
                                  COST          FAIR VALUE         AMOUNT            COST          FAIR VALUE          AMOUNT
                          ------------------------------------------------------------------------------------------------------
                                          (In Thousands)                                     (In Thousands)
Fixed maturities:
 Bonds:
   United States government
    and government agencies
    and authorities            $  135,522       $  142,647       $  142,647       $    8,699       $    9,155       $    9,155

   States, municipalities,
    and political subdivisions      4,640            4,721            4,721            4,466            4,305            4,305
   Foreign governments             34,487           38,152           38,152           36,839           38,209           38,209
   Public utilities               176,848          180,178          180,178          189,957          189,115          189,115
   Mortgage-backed securities     191,087          193,105          193,105          111,666          110,855          110,855
   All other corporate bonds    1,261,478        1,249,983        1,249,983        1,333,491        1,310,323        1,310,323

 Redeemable preferred stocks        2,886            2,635            2,635            2,897            3,043            3,043
 Derivatives                          207              207              207                -                -                -
                               -----------------------------------------------------------------------------------------------
Total fixed maturities          1,807,155        1,811,628        1,811,628        1,688,015        1,665,005        1,665,005

Equity securities:
 Nonredeemable preferred
  stocks                              568              574              574              568              575              575
 Common stocks                     19,826           19,866           19,866           12,736           12,791           12,791
                               -----------------------------------------------------------------------------------------------
Total fixed maturities and
 equity securities              1,827,549       $1,832,068        1,832,068        1,701,319       $1,678,371        1,678,371
                                                ==========                                         ==========
Mortgage loans on real estate*    122,806                           122,806          112,031                           112,031
Investment real estate                  -                                 -            1,556                             1,556
Policy loans                       77,871                            77,871           82,784                            82,784
Other long-term investments           424                               424              317                               317
Short-term investments**           65,815                            65,815          191,474                           191,474
                               ----------                        ---------------------------                        ----------
Total investments              $2,094,465                        $2,098,984       $2,089,481                        $2,066,533
                               ==========                        ===========================                        ==========

* Amount is net of allowance for losses of $0.6 million at December 31, 2000 and 1999 respectively.

** Includes $125 million on deposit to satisfy regulatory requirements at December 31, 1999. There were no short-term investments on deposit at December 31, 2000.

        The United States Life Insurance Company in the City of New York

3. DEFERRED POLICY ACQUISITION COSTS

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                                2000            1999            1998
                                     -----------------------------------------------
                                                       (In Thousands)
Balance at January 1                        $146,686        $ 98,552        $185,243
 Capitalization                               41,658          31,030          62,766
 Amortization                                (37,553)        (44,123)        (66,331)
 Effect of unrealized gains and
  losses on securities                       (10,706)         65,486         (13,832)
 Effect of realized gains and losses           4,235          (4,289)            (85)
 Reinsurance transfer                              -              30         (69,209)
                                     -----------------------------------------------
Balance at December 31                      $144,320        $146,686        $ 98,552
                                     ===============================================

4. FEDERAL INCOME TAXES

4.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                              December 31
                                                         2000            1999
                                                    -------------------------------
                                                           (In Thousands)
Current tax (recoverable) payable                       $ (4,567)       $ (4,156)
Deferred tax (assets) liabilities, applicable to:
 Net income                                              (30,940)        (39,079)
 Net unrealized investment (losses) gains                 (1,311)         (6,954)
                                                        ------------------------
Total net deferred tax (assets)                          (32,251)        (46,033)
                                                        ------------------------
Total current and deferred tax (assets)
 liabilities                                            $(36,818)       $(50,189)
                                                        ========================

       The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.1 TAX LIABILITIES (CONTINUED)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                            2000            1999
                                                     -------------------------------
                                                           (In Thousands)
Deferred tax liabilities applicable to:
 Deferred policy acquisition costs                      $ 23,224        $ 49,455
 Basis differential of investments                         2,672          (5,380)
 Other                                                    (4,664)        (10,225)
                                                        ------------------------
Total deferred tax liabilities                            21,232          33,850

Deferred tax assets applicable to:
 Policy reserves                                         (59,441)        (51,387)
 Other                                                     5,958         (28,496)
                                                        ------------------------
Total deferred tax assets                                (53,483)        (79,883)
                                                        ------------------------
Net deferred tax (assets) liabilities                   $(32,251)       $(46,033)
                                                        ========================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $37.8 million at December 31, 2000 and 1999.

At current corporate rates, the maximum amount of tax on such income is approximately $13.2 million. Deferred taxes on these accumulations are not required because no distributions are expected.

        The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.2 TAX EXPENSE

Components of income tax expense (benefit) for the years were as follows:

                                              2000            1999            1998
                                       -----------------------------------------------
                                                       (In Thousands)
Current tax expense                          $20,046         $16,672        $ 26,095
Deferred tax expense (benefit):
 Deferred policy acquisition cost                 65           4,412           2,673
 Policy reserves                               2,123          (1,947)        (12,552)
 Basis differential of investments              (799)         (1,070)            132
 Litigation settlement                             -               -         (10,272)
 Reinsurance transaction                           -               -         (22,133)
 Other, net                                    6,750           1,100          (3,251)
                                             ---------------------------------------
Total deferred tax expense (benefit)           8,139           2,495         (45,403)
                                             ---------------------------------------
Income tax expense (benefit)                 $28,185         $19,167        $(19,308)
                                             =======================================



A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                              2000            1999            1998
                                        -----------------------------------------------
                                                       (In Thousands)
Income tax at statutory percentage
 of GAAP pretax income                       $28,267         $19,225        $(15,666)
Tax-exempt investment income                    (138)           (131)           (121)
Other                                             56              73          (3,521)
                                             ---------------------------------------
Income tax expense (benefit)                 $28,185         $19,167        $(19,308)
                                             =======================================

        The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.3 TAXES PAID

Income taxes paid amounted to approximately $20.5 million, $27.0 million, and $20.5 million in 2000, 1999, and 1998, respectively.

4.4 TAX RETURN EXAMINATIONS

The Internal Revenue Service ("IRS") has completed examinations of the Company's tax returns through 1994. The IRS has begun its audit of the 1995 through June 17, 1997 tax returns during 2000.

5. TRANSACTIONS WITH AFFILIATES

American General Corporation and certain affiliated companies provide services to the Company, principally data processing, investment management, professional and administrative services. During 2000, 1999 and 1998, the Company incurred $32.5 million, $28.8 million and $25.3 million, respectively, for these services. In addition, the Company provides services to certain affiliated companies. During 2000, 1999 and 1998, the Company was reimbursed $10.0 million, $4.3 million and $3.5 million, respectively, for these services. During 2000, the Company transferred a liability to an affiliate and reduced operating expenses by $10.5 million to match the services to be provided by the affiliate.

The Company periodically borrows funds from the Parent Company under an intercompany short-term borrowing agreement entered into during 1997. These borrowings are on demand and are unsecured. Interest is charged on the average borrowing based on the commercial paper rate. At December 31, 2000, no amounts were outstanding under the borrowing agreement.

Affiliated accounts receivable were $3.9 million and $1.2 million in 2000 and 1999, respectively.

Following regulatory approval from the necessary authorities, the Company reinsured 49% of its credit life and credit accident and health business to American General Assurance Company, an affiliate, effective January 1, 1998. This transaction resulted in the cession of approximately 218,000 life policies representing $379.5 million of insurance in-force and approximately 41,000 A&H policies. Assets of approximately $10 million were transferred, which resulted in a pretax loss of approximately $4 million.

Following regulatory approval from the necessary authorities, the Company also reinsured 49% of its New York and 100% of its non-New York group life (excluding permanent policies), group accident and health, and individual accident and health business to American General Assurance Company effective October 1, 1998. This transaction resulted in the cession of approximately 21,000 life policies representing $32.6 billion of insurance in-force

        The United States Life Insurance Company in the City of New York

5. TRANSACTIONS WITH AFFILIATES (CONTINUED)

and approximately 24,000 A&H policies. Assets of approximately $254 million were transferred. The Company received a $13 million ceding commission on this transaction, which resulted in a pretax loss of approximately $56 million.

The losses on these transactions resulted from the pricing of the business to yield a competitive market return.

Amounts recoverable of $492 million and $485 million and amounts payable of $101 million and $109 million, relating to this affiliated reinsurance, are included under the captions "Reinsurance recoverable" and "Reinsurance payable" in the balance sheets at December 31, 2000 and 1999, respectively.

6. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses for the Company's accident and health coverage is summarized as follows:

                                                           YEAR ENDED DECEMBER 31
                                                       2000           1999           1998
                                                ---------------------------------------------
                                                               (In Thousands)
Balance as of January 1, net of reinsurance
 recoverable                                          $20,599        $19,782       $ 85,974
                                                      -------------------------------------
Reinsurance settlements (1)                                 -              -        (43,736)
                                                      -------------------------------------
Add: Incurred losses (2)                               19,626         25,440        135,175
                                                      -------------------------------------
Deduct: Paid losses related to:
 Current year                                           9,881         14,680         93,013
 Prior years                                           12,960          9,943         64,618
                                                      -------------------------------------
   Total paid losses                                   22,841         24,623        157,631
                                                      -------------------------------------
Balance as of December 31, net of reinsurance          17,384         20,599         19,782
 recoverable

Reinsurance recoverable                                36,374         45,019         45,419
                                                      -------------------------------------

Balance as of December 31, gross of
 reinsurance recoverable                              $53,758        $65,618       $ 65,201
                                                      =====================================

(1)   See Note 5.
(2) Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

        The United States Life Insurance Company in the City of New York

6. ACCIDENT AND HEALTH RESERVES (CONTINUED)


The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled: claims reported subsequent to the date of the balance sheets which have been incurred during the period than ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

7. BENEFIT PLANS

7.1 PENSION PLANS

The Company has non-contributory defined benefit pension plans covering most employees. Pension benefits are based on the participant's compensation and length of credited service.

At December 31, 2000, the plans' assets were invested as follows: (1) 65% in equity mutual funds managed outside the company; (2) 28% in fixed income mutual funds managed by one of American General Corporation's subsidiaries and (3) 6% in American General Common Stock.

The benefit plans have purchased annuity contracts from American General Corporation's subsidiaries to provide approximately $58 million of future annual benefits to certain retirees.


The components of pension expense and underlying assumptions were as follows:


                                                 2000            1999             1998
                                         -------------------------------------------------
                                                        (In Thousands)
Service cost (benefits earned)                $   173         $ 1,050          $   193
Interest cost                                   1,515           2,159            1,205
Expected return on plan assets                 (2,241)         (2,864)          (1,714)
Amortization                                     (323)           (424)            (309)
                                              ----------------------------------------
Pension (income)                              $  (876)        $   (79)         $  (625)
                                              ========================================
Discount rate on benefit obligation              8.00%           7.75%            7.00%
Rate of increase in compensation
 levels                                          4.50%           4.25%            4.25%
Expected long-term rate of return on
 plan assets                                    10.35%          10.35%           10.25%


        The United States Life Insurance Company in the City of New York

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

                                                          2000            1999
                                                   -------------------------------
                                                            (In Thousands)
Projected benefit obligation (PBO)                       $19,731         $29,314
Plan assets at fair value                                 21,636          29,789
                                                         -----------------------
Plan assets at fair value in excess of PBO                 1,905             475
Other unrecognized items, net                               (591)            140
                                                         -----------------------
Prepaid pension expense                                  $ 1,314         $   615
                                                         =======================

The change in PBO was as follows:

                                                          2000            1999
                                                    -------------------------------
                                                           (In Thousands)
PBO at January 1                                         $29,314         $18,022
Service and interest costs                                 1,688           3,208
Benefits paid                                             (1,551)         (1,419)
Actuarial (gain) loss                                     (2,685)           (282)
Transfers and other                                       (7,035)          9,785
                                                         -----------------------
PBO at December 31                                       $19,731         $29,314
                                                         =======================

The change in the fair value of plan assets was as follows:

                                                           2000            1999
                                                     -------------------------------
                                                           (In Thousands)
Fair value of plan assets at January 1                   $29,789         $18,110
Actual return on plan assets                               1,066           3,217
Benefits paid                                             (1,552)         (1,419)
Transfers                                                 (7,667)          9,881
                                                         -----------------------
Fair value of plan assets at December 31                 $21,636         $29,789
                                                         =======================

        The United States Life Insurance Company in the City of New York

7. BENEFIT PLANS (CONTINUED)

7.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS


The Company has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are insured through December 31, 1999. A portion of the retiree medical and dental plans is funded through a voluntary employees' beneficiary association (VEBA); the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

Postretirement benefit expense (benefit) in 2000, 1999, and 1998 was $(585) thousand, $(574) thousand, and $(290) thousand, respectively. The accrued liability for postretirement benefits was $2.2 million and $5.5 million at December 31, 2000 and 1999, respectively. These liabilities were discounted at the same rates used for the pension plans.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                        2000                          1999
                           ------------------------------------------------------------
                                 FAIR         CARRYING         FAIR         CARRYING
                                VALUE          AMOUNT         VALUE          AMOUNT
                           ------------------------------------------------------------
                                    (In Millions)                 (In Millions)
Assets:
 Fixed maturity and
  equity securities              $1,832         $1,832         $1,678         $1,678
 Mortgage loans on real
  estate                         $  123         $  123         $  106         $  112
 Policy loans                    $   78         $   78         $   83         $   83
Liabilities:
 Insurance investment
  contracts                      $  347         $  360         $  447         $  458


        The United States Life Insurance Company in the City of New York

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY AND EQUITY SECURITIES


     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

     MORTGAGE LOANS ON REAL ESTATE

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

     INSURANCE INVESTMENT CONTRACTS

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

        The United States Life Insurance Company in the City of New York

9. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the State of New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications by the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within a state, and may change in the future. There were no material permitted practices utilized by the Company in 2000, 1999 or 1998.

Policyholder's surplus and net income, as reported to the domiciliary state insurance department in accordance with its prescribed or permitted statutory accounting practices is summarized as follows:

                                                2000           1999           1998
                                         ---------------------------------------------
                                                      (In Thousands)
Statutory net income for the year           $ 54,623       $ 48,003       $ 31,151
Statutory surplus at year-end               $226,434       $146,841       $212,130

Statutory accounting practices require acquisition costs on new business (including commissions and underwriting and issue costs) to be charged to expense when incurred. Regulatory net income includes income (loss) attributed to participating policyholders of $2.8 million, $(2.0) million and $(6.0) million in 2000, 1999 and 1998, respectively. The 2000 gain is primarily the result of less conservative reserving requirements adopted by New York State. The 1999 and 1998 losses were primarily a result of higher levels of sales of participating term insurance products. Regulatory equity capital includes capital attributed to participating policyholders of $(29.7) million, $(45.4) million and $(37.0) million at December 31, 2000, 1999 and 1998 respectively. Capital attributed to participating policyholders is not available for payment of dividends to shareholders.

The Company is subject to New York Business Corporation Law, which imposes restrictions on shareholder dividends. The maximum amount of dividends that can be paid by New York domiciled life insurance companies without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year. The Company did not pay any dividends in 2000 or 1998. The Company paid $98 million in dividends in 1999.

        The United States Life Insurance Company in the City of New York

9. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY (CONTINUED)

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The New York Department of Insurance has adopted the provisions of the revised manual except where there are conflicts with the provisions of New York Insurance Law, the most significant being deferred taxes. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the company uses to prepare their statutory-basis financial statements. Management believes the impact of these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 will not be significant based on current New York Insurance Law.

10. LEASES

The Company has various leases for office space and facilities. At December 31, 2000 the future minimum rental commitments under all of the Company's noncancellable leases were as follows:


                  YEAR ENDED
                  DECEMBER 31
        -----------------------------------------------
                                          (In Thousands)

                   2001                          $2,047
                   2002                           2,069
                   2003                           1,987
                   2004                            (589)
                   2005                            (645)
                   Thereafter                      (645)
                                                 ------
                            Total                $4,224
                                                 ======

Rent expense incurred in 2000, 1999 and 1998 was $4.7 million, $4.7 million and $4.6 million, respectively.

11. COMMITMENTS AND CONTINGENCIES


In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits. All of these settlements were finalized in 1999.

        The United States Life Insurance Company in the City of New York

11. COMMITMENTS AND CONTINGENCIES (CONTINUED)

In conjunction with the 1998 agreement, the Company recorded a charge of $30.7 million ($19.9 million after-tax) in the fourth quarter of 1998. The charge covers the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

The litigation liability was reduced by payments of $17.7 million and $2.5 million in 1999 and 2000, respectively. The remaining balance of $11.7 million and $9.2 million at December 31, 1999 and 2000, respectively, was included in other liabilities on the Company's balance sheet.

In addition to the charges recorded in 1998, the Company will incur additional expenses for claim administration, outside counsel and actuarial services, and regulatory expenses, related to the resolution of the litigation, which will be recorded as incurred. Such expenses are not expected to have a material adverse effect on the Company's financial position or results of operations.

In 1997, prior to the acquisition by American General Corporation, USLIFE Corporation entered the workers' compensation reinsurance business. In 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest workers' compensation contract was a quota share reinsurance agreement with Superior National Insurance Group (Superior National), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures which the Company believes were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of Superior National's insurance subsidiaries as a result of their financial condition and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

Through the arbitration with Superior National, the Company plans to fully pursue all remedies. Although management believes, based on the advice of counsel, that the Company will succeed in rescinding the contract, risks and uncertainties remain with respect to the ultimate outcome. In the unlikely event the Company does not prevail in the arbitration, management does not expect the after tax losses from the Company's workers' compensation business to exceed $85 million, after recoveries from reinsurers. In addition, it is the current policy of the Company's ultimate parent, American General Corporation, to manage the capital levels in each of its principal life insurance subsidiaries to a target of 2.5 times the NAIC Company Action Level Risk-Based Capital. If the Company does not prevail in the arbitration, American General Corporation has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty.

        The United States Life Insurance Company in the City of New York

11. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

12. REINSURANCE

Reinsurance recoverable on paid losses was approximately $5.0 million, $7.5 million, and $10.6 million at December 31, 2000, 1999 and 1998, respectively. Reinsurance recoverable on unpaid losses was approximately $36.4 million, $84.0 million, and $81.7 million at December 31, 2000, 1999 and 1998, respectively. The effect of reinsurance on benefits to policyholders and beneficiaries was $317 million, $357 million, and $131 million during 2000, 1999 and 1998, respectively.

The Company terminated its participation in both the Federal Employee Government Life Insurance (FEGLI) and State Government Life Insurance (SGLI) pools in 1998. The assumed premiums for these pools in 1998 were $19.5 million and $2.5 million, respectively.

The Company participates in several reinsurance pools. These pools are managed and administered by reinsurance intermediaries on behalf of the Company. The pools involved various coverages including life, medical and disability.

        The United States Life Insurance Company in the City of New York

12. REINSURANCE (CONTINUED)

Reinsurance transactions for the years ended December 31, 2000, 1999 and 1998 were as follows:


                                               2000                  1999                   1998
                                      -------------------------------------------------------------------
                                                             (In Thousands)
LIFE INSURANCE IN FORCE
      Gross                                  $73,348,279           $71,277,741            $70,948,300
      Assumed                                          -                     -                      -
      Ceded                                   48,226,467            44,938,362             44,441,277
                                             --------------------------------------------------------
      Net                                    $25,121,812           $26,339,379            $26,507,023
                                             ========================================================
LIFE AND ANNUITY PREMIUMS
      Gross                                  $   222,111           $   218,536            $   214,384
      Assumed                                          1                     3                 22,020
      Ceded                                      151,919               151,258                 58,924
                                             --------------------------------------------------------
      Net                                    $    70,193           $    67,281            $   177,480
                                             ========================================================
A&H PREMIUMS
 Written
      Gross                                  $   399,864           $   443,363            $   459,562
      Assumed                                     13,859                17,335                170,120
      Ceded                                      360,820               401,656                285,628
                                             --------------------------------------------------------
      Net                                    $    52,903           $    59,042            $   344,054
                                             ========================================================
 Earned
      Gross                                  $   391,406           $   437,454            $   452,348
      Assumed                                     15,040                17,498                168,331
      Ceded                                      354,235               396,408                276,313
                                             --------------------------------------------------------
      Net                                    $    52,211           $    58,544            $   344,366
                                             ========================================================


13. SUBSEQUENT EVENTS

American General Corporation, the Company's ultimate parent, has declared a two-for-one stock split payable March 1, 2001. Disclosures of the number of shares, option prices, and fair market value prices of American General Corporation common stock in these notes and the accompanying financial statements have not been restated to reflect the stock split.

        The United States Life Insurance Company in the City of New York

13. SUBSEQUENT EVENTS (CONTINUED)

On March 11, 2001, American General Corporation entered into a definitive merger agreement with Prudential plc. Under the agreement, American General Corporation's shareholders will exchange shares of American General Corporation's common stock for 3.6622 shares of Prudential plc common stock.
The transaction, which is subject to shareholder and regulatory approvals, is expected to be completed in third quarter 2001.

                           INDEX OF WORDS AND PHRASES

     This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                                                  PAGE TO SEE IN
DEFINED TERM                                      THIS PROSPECTUS
------------                                      ---------------

accumulation value...............................        6
Administrative Center............................        1
amount at risk...................................        7
automatic rebalancing............................        5
basis............................................       31
beneficiary......................................       36
cash surrender value.............................       17
close of business................................       38
Code.............................................       29
cost of insurance rates..........................       38
daily charge.....................................        7
date of issue....................................       39
death benefit....................................       14
declared fixed interest account option...........       40
division.........................................       28
dollar cost averaging............................        5
Fund.............................................        2
full surrender...................................       17
grace period.....................................       15
Home Office......................................        1
investment option................................        1
lapse............................................       15
loan, loan interest..............................       19
maturity, maturity date..........................       20
modified endowment contract......................       29
monthly deduction day............................       39
Monthly insurance charge.........................        7
Mutual Fund......................................        2
Option 1, 2......................................       14
partial surrender................................       17
payment option...................................       20

                                                  PAGE TO SEE IN
DEFINED TERM                                      THIS PROSPECTUS
------------                                      ---------------

planned periodic premium.........................       15
Platinum Investor................................        1
Policy...........................................        1
Policy loan......................................       19
Policy month, year...............................       39
preferred loan interest..........................       19
premiums.........................................        4
premium payments.................................        4
prospectus.......................................        1
reinstate, reinstatement.........................       15
SEC..............................................        2
separate account.................................        1
Separate Account USL VL-R........................       28
seven-pay test...................................       29
specified amount.................................       14
surrender........................................       17
surrender charge.................................        8
transfers........................................       15
USL..............................................       28
valuation date...................................       38
you..............................................       22

     We have filed a registration statement relating to Separate Account USL VL-R and the Policy with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's Website at http://www.sec.gov or main office in Washington, D.C. You will have to pay a fee for the material.

     You should rely only on the information contained in this prospectus or sales materials we have approved. We have not authorized anyone to provide you with information that is different. The policies are not available in all states. This prospectus is not an offer in any state to any person if the offer would be unlawful.

PART II

(OTHER INFORMATION)

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

     The United States Life Insurance Company in the City of New York's Bylaws provide in Article XI for indemnification of directors, officers and employees of the Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

     The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

The facing sheet.
Prospectus, consisting of 55 pages of text, plus 13 financial pages of Separate Account
     USL VL-R, plus 40 financial pages of The United States Life Insurance Company in the City of New York.
The undertaking to file reports.
The Rule 484 undertaking.
Representation pursuant to Section 26(e)(2)(A).
The signatures.

Written Consents of the following persons:

     Independent Auditors.

The following exhibits:

     1.  Exhibits required by Article IX, paragraph A of Form N-8B-2:

          (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

          (2)    Not applicable.

          (3)(a) Specimen form of Selling Group Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, and Selling Group Member. (4)

          (3)(b) Schedule of Commissions (incorporated by reference from the text included under the heading "Distribution of the Policies" in the prospectus that is filed as part of this Registration Statement).

          (4)    Not applicable.

          (5) Specimen form of the "Platinum Investor" Variable Universal Life Insurance Policy (Policy Form No. 97600N). (3)

          (6)(a) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York). (1)

          (6)(b) Copy of the Bylaws, as amended May 24, 1994, of The United States Life Insurance Company in the City of New York). (1)

          (7)        Not applicable.

          (8)(a)(i) Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management, Inc., and Van Kampen Distributors, Inc. (2)

          (8)(a)(ii) Form of Amendment No. 1 to Participation Agreement by and
                     among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management, Inc., and Van Kampen Distributors, Inc. (4)

          (8)(b)(i) Participation Agreement by and among The United States Life Insurance Company in the City of New York, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., and Miller Anderson & Sherrerd. (2)

          (8)(b)(ii) Form of Amendment No. 1 to Participation Agreement by and
                     among The United States Life Insurance Company in the City of New York, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., and Miller Anderson & Sherrerd. (4)

          (8)(c)(i) Form of Participation Agreement by and among A I M Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on behalf of itself and its separate accounts, and American General Securities Incorporated. (4)

          (8)(c)(ii) Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors Inc., A I M Variable Insurance Funds Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (4)

          (8)(d)(i) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and Variable Annuity Life Insurance Company. (4)

          (8)(d)(ii) Form of First Amendment to Participation Agreement among
                     The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and Variable Annuity Life Insurance Company. (5)

          (8)(e) Form of Fund Participation Agreement between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

          (8)(f)(i) Form of Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services. (4)

          (8)(f)(ii) Form of Amendment No. 1 to Participation Agreement among
                     MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

          (8)(g) Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds Corp. and The United States Life Insurance Company in the City of New York. (4)

          (8)(h) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Safeco Resource Series Trust and Safeco Securities, Inc. (4)

          (8)(i) Form of Administrative Services Agreement between Safeco Asset Management Company and The United States Life Insurance Company in the City of New York. (4)

          (8)(j) Form of Administrative Services Agreement between Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherred, LLP and The United States Life Insurance Company in the City of New York. (4)

          (8)(k) Form of Administrative Services Agreement between Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

          (8)(l) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc. (4)

          (8)(m) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1998. (2)

          (8)(n) Form of Shareholder Services Agreement by and between the United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

          (8)(o) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York (5)

          (8)(p) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

          (8)(q) Form of Participation Agreement among Ayco Asset Management, Ayco Series Trust and The United States Life Insurance Company in the City of New York. (5)

          (8)(r) Form of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

          (8)(s) Form of Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.
                 (5)

          (8)(t) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

          (8)(u) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and Janus Aspen Series. (5)

          (8)(v) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Warburg, Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

          (8)(w) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

          (8)(x) Form of Services Agreement by and between Pacific Investment Management Company, LLC and The United States Life Insurance Company in the City of New York. (5)

          (8)(y) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

          (8)(z) Form of Administrative Services Agreement by and between Ayco Asset Management and The United States Life Insurance Company in the City of New York. (5)

          (8)(aa) Form of Service Contract by and between Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

          (8)(bb) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (5)

          (8)(cc) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York. (5)

          (8)(dd) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

          (8)(ee) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

          (8)(ff) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York (5)

          (9)     Not applicable.

          (10)(a) Specimen form of application for life insurance issued by USL.
                  (3)

          (10)(b) Amended Specimen form of supplemental application for variable life insurance issued by USL on Policy Form No. 97600N. (Filed herewith)

          (10)(c) Amended Service Request Form for Home Office. (Filed herewith)

        (10)(d) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (Filed herewith)

     Other Exhibits

          2(a) Opinion and Consent of Pauletta P. Cohn, Deputy General Counsel of American General Life Companies. (4)

          2(b)  Opinion and Consent of USL's actuary.  (4)

          3     Not applicable.

          4     Not applicable.

          5     Financial Data Schedule. (Not applicable.)

          6     Consent of Independent Auditors.  (Filed herewith)

          7     Powers of Attorney.  (Filed herewith on Signature Pages)

          27 Financial Data Schedule. (Inapplicable, because no financial statements of the Separate Account are being filed herewith)

-----------------------
(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on September 18, 1998.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

                              POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Thomas M. Zurek, Robert F. Herbert, Jr. and Pauletta P. Cohn and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Houston, and state of Texas, on the 23rd day of April, 2001.

                              THE UNITED STATES LIFE INSURANCE
                              COMPANY IN THE CITY OF NEW YORK
                              SEPARATE ACCOUNT USL VL-R
                              (Registrant)

                         BY:  THE UNITED STATES LIFE INSURANCE
                              COMPANY IN THE CITY OF NEW YORK
                              (On behalf of the Registrant and itself)



                              BY:/s/  ROBERT F. HERBERT, JR.
                                 ---------------------------
                                    Robert F. Herbert, Jr.
                                    Senior Vice President


[SEAL]



ATTEST:  /s/  LAUREN W. JONES
         --------------------
          Lauren W. Jones
          Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                          Date
---------                     -----                          ----

/s/ RODNEY O. MARTIN, JR.    Director, Chairman and        April 23, 2001
-------------------------     Chief Executive Officer
Rodney O. Martin, Jr.


/s/  DAVID L. HERZOG         Director, Executive Vice      April 23, 2001
-------------------------     President and Chief
David L. Herzog               Financial Officer


/s/  WILLIAM A. BACAS        Director                      April 23, 2001
-------------------------
William A. Bacas


/s/  RONALD E. BLAYLOCK      Director                      April 23, 2001
-------------------------
Ronald E. Blaylock


/s/  DONALD W. BRITTON       Director                      April 23, 2001
-------------------------
Donald W. Britton


/s/  JAMES P. CORCORAN       Director                      April 23, 2001
-------------------------
James P. Corcoran


/s/  DAVID J. DIETZ          Director                      April 23, 2001
-------------------------
David J. Dietz


/s/ DR. PATRICIA O. EWERS
-------------------------    Director                      April 23, 2001
Dr. Patricia O. Ewers

/s/  THOMAS H. FOX           Director                 April 23, 2001
-------------------------
Thomas H. Fox


/s/  DAVID A. FRAVEL         Director                 April 23, 2001
-------------------------
David A. Fravel


/s/  ROBERT F. HERBERT, JR.  Director                 April 23, 2001
---------------------------
Robert F. Herbert, Jr.


/s/  JOHN V. LAGRASSE        Director                 April 23, 2001
-------------------------
John V. LaGrasse


/s/  WILLIAM J. O'HARA, JR.  Director                 April 23, 2001
---------------------------
William J. O'Hara, Jr.


/s/  GARY D. REDDICK         Director                 April 23, 2001
------------------------
Gary D. Reddick

EXHIBIT INDEX

The following exhibits:

     1.  Exhibits required by Article IX, paragraph A of Form N-8B-2:

     (10)(b) Amended Specimen form of supplemental application for variable life insurance issued by USL on Policy Form No. 97600N.

     (10)(c) Amended Service Request Form for Home Office.

     (10)(d) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.

     Other Exhibits

          6  Consent of Independent Auditors.